UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09297

Nuveen Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2010

Nuveen Performance Plus Municipal Fund, Inc.
NPP

Nuveen Municipal Advantage Fund, Inc.
NMA

Nuveen Municipal Market Opportunity Fund, Inc.
NMO

Nuveen Dividend Advantage Municipal Fund
NAD

Nuveen Dividend Advantage Municipal Fund 2
NXZ

Nuveen Dividend Advantage Municipal Fund 3
NZF

October

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 22, 2010

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

Portfolio managers Tom Spalding and Paul Brennan discuss U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these six national Funds. A 34-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. With 20 years of industry experience, including 12 years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its November 2010 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also announced a second round of quantitative easing, in which it plans to purchase $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

These and other measures to ease the economic recession produced some signs of economic improvement. In the third quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, marking the first time the economy had strung together five consecutive quarters of growth since 2007-2008. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose just 1.2% year-over-year as of October 2010. The core CPI (which excludes food and energy) rose 0.6% over this period, the smallest twelve-month increase in the 53-year history of this index. Housing prices also continued to recover from their April 2009 lows, although growth rates moderated from previous periods. For the twelve months ended September

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

2010 (the latest information available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index rose 0.6%. Unemployment remained persistently high, with the jobless rate hovering at or above 9.5% over the past 15 months. As of October 31, 2010, national unemployment stood at 9.6% for the third consecutive month, down from its 26-year high of 10.1% in October 2009.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond program. Build America Bonds, which were created as part of the February 2009 economic stimulus package, currently offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. For the twelve months ended October 31, 2010, taxable Build America Bonds issuance totaled $100.3 billion, accounting for 24% of new bonds issued in the municipal market.

Over the twelve months ended October 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $418.0 billion, an increase of 9% compared with the twelve-month period ended October 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone actually fell 15%. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt Nuveen municipal closed-end funds.

What key strategies were used to manage these Funds during this reporting period?

As previously mentioned, the supply of tax-exempt municipal bonds declined nationally during this period, due in part to the issuance of taxable municipal bonds under the Build America Bond program. In this environment of constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In NPP, NMA, NMO, NAD and NXZ, we worked to increase our health care exposure, evaluating each opportunity in this sector on the basis of its individual merits. In general, our criteria focused on determining the top hospitals in their service areas with good management and reasonable debt levels. In NZF, we found value in several areas of the market, including health care, tax-supported sectors and other essential services such as toll roads and airports.

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (non-profit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Supply in the health care sector was also boosted in the early part of the period by hospitals issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. Bonds with proceeds earmarked for refundings, working capital and private activities also are not

Nuveen Investments 3

covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities and made locating appropriate longer bonds more challenging, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. On the whole, active selling was minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2010, all six of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/10

Fund	1-Year	5-Year	10-Year
NPP	12.07%	5.35%	6.60%
NMA	12.90%	5.02%	6.68%
NMO	11.71%	4.56%	5.93%
NAD	12.60%	5.19%	7.14%
NXZ	9.12%	4.97%	N/A
NZF	11.41%	5.45%	N/A

Standard & Poor’s (S&P) National Municipal Bond Index2	8.06%	4.98%	5.58%

Lipper General Leveraged Municipal Debt Funds Average3	13.81%	4.87%	6.36%

For the twelve months ended October 31, 2010, the total returns on common share net asset value (NAV) for all six of these Nuveen Funds exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index. For this same period, all six Funds lagged the average return for the Lipper General Leveraged Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor affecting the Funds’ performances over this period. The impact of structural leverage is discussed in more detail on page six.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.
1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all leveraged closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4 Nuveen Investments

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with bonds at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. In general, the greater a Fund’s exposure to the outperforming longer part of the yield curve, the greater the positive impact on the Fund’s return. During this period, NPP, NMA, NMO and NAD all benefited from their longer durations. On the other hand, NXZ and NZF, both of which were introduced in 2001, faced the increased bond calls typically associated with a Fund’s ten-year anniversary. These Funds’ higher exposure to bonds with short call dates was reflected in their shorter durations, which detracted from their performance during this period.

Credit exposure also played a role in performance. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for higher yields and additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to Build America Bond issuance. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. All of these Funds, especially NMA, benefited from their allocations to lower-rated bonds.

Holdings that generally contributed positively to the Funds’ returns during this period included industrial development revenue and health care bonds. In general, all of these Funds, particularly NMA and NAD, had strong weightings in health care, which added to their performance. Revenue bonds as a whole performed well, with transportation, housing, leasing, and special tax credits among the other sectors that outperformed the general municipal market. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also were among the strongest performers. As of October 31, 2010, these Funds held approximately 4% to 7% of their portfolios in lower-rated tobacco bonds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities trailed the general municipal market during this period. While these securities continued to provide attractive tax-free income, their muted investment performance was attributed primarily to their shorter effective maturities and higher credit quality. Although allocations of pre-refunded bonds fell in most of these Funds due to bond calls during the period, NXZ continued to hold the heaviest weighting of pre-refunded bonds, which detracted from its performance. NAD held the fewest pre-refunded bonds. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds turned in a relatively weaker performance. General obligation and other tax-supported bonds also struggled to keep pace with the overall municipal market return during these twelve months.

Nuveen Investments 5

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of each of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

6 Nuveen Investments

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, and as of the time this report was prepared, 36 Nuveen leveraged closed-end funds (including NAD, NXZ and NZF), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters (including NAD, NXZ, and NZF) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

Nuveen Investments 7

As of October 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original Auction Rate Preferred Shares
NPP	$59,100,000	12.3%
NMA	$358,000,000	100.0%
NMO	$380,000,000	100.0%
NAD	$174,925,000	59.3%
NXZ	$222,000,000	100.0%
NZF	$75,050,000	24.1%

MTP

During the current reporting period, NAD completed the issuance of $144.3 million of 2.70% Series 2015 MTP. The net proceeds from this offering was used to refinance a portion of the Fund’s outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbols “NAD Pr C.” MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund’s managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in its cost of leverage should short term interest rates rise sharply in the coming years.

Subsequent to the reporting period, NZF completed the issuance of $65 million of 2.80%, Series 2016 MTP. The net proceeds from this offering were used to refinance a portion of the Fund’s outstanding ARPS at par. The newly-issued MTP shares trade on the NYSE under the symbol “NZF Pr C”. Immediately following its MTP issuance, NZF noticed for redemption at par $63.625 million of its outstanding ARPS using the MTP proceeds.

VRDP

As noted in previous shareholder reports, and as of October 31, 2010, NXZ has issued and outstanding $196.0 million of VRDP.

During the current reporting period, NMA and NMO issued $296.8 and $350.9 million, respectively, of VRDP to redeem at par their remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. VRDPs offer interest rates that are reset frequently on a regular schedule and generally reflect current short-term municipal market interest rates.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.

As of October 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.7 billion of the approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

8 Nuveen Investments

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended October 31, 2010, NPP, NMA, NMO and NZF each had two monthly dividend increases and NAD and NXZ each had one monthly dividend increase.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2009 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NPP	$0.0136	$0.0004
NMA	$0.0654	$0.0014
NXZ	—	$0.0139
NZF	$0.0449	$0.0196

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2010, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of October 31, 2010, the Funds’ common share prices were trading at (+) premiums and (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/10 (+)Premium/(-)Discount	12-Month Average (+)Premium/(-)Discount
NPP	-1.90%	-3.05%
NMA	+0.88%	+0.64%
NMO	+2.68%	+1.06%
NAD	-1.91%	-2.35%
NXZ	-0.61%	-0.68%
NZF	-1.09%	-2.11%

Nuveen Investments 9

NPP	Nuveen Performance
Performance	Plus Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$15.00
Common Share Net Asset Value (NAV)	$15.29
Premium/(Discount) to NAV	-1.90%
Market Yield	6.28%
Taxable-Equivalent Yield1	8.72%
Net Assets Applicable to Common Shares ($000)	$916,152
Average Effective Maturity on Securities (Years)	16.70
Leverage-Adjusted Duration	9.62

Average Annual Total Return (Inception 6/22/89)
	On Share Price	On NAV
1-Year	18.65%	12.07%
5-Year	6.83%	5.35%
10-Year	8.56%	6.60%

States4 (as a % of total investments)
Illinois	17.3%
California	12.1%
Colorado	6.4%
Texas	4.8%
Florida	4.7%
New Jersey	4.4%
Ohio	4.1%
Nevada	3.5%
Washington	3.3%
Michigan	3.1%
New York	2.9%
Massachusetts	2.9%
Indiana	2.5%
Pennsylvania	2.3%
Puerto Rico	2.1%
Louisiana	2.1%
South Carolina	1.8%
Minnesota	1.8%
Iowa	1.7%
Arizona	1.5%
Other	14.7%

Portfolio Composition4 (as a % of total investments)
Tax Obligation/Limited	17.3%
Transportation	16.5%
U.S. Guaranteed	14.8%
Health Care	13.5%
Tax Obligation/General	13.4%
Utilities	8.0%
Consumer Staples	6.4%
Other	10.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gain and net ordinary income distribution in December 2009 of $0.0140 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

10 Nuveen Investments

NMA	Nuveen Municipal
Performance	Advantage
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.92
Common Share Net Asset Value (NAV)	$14.79
Premium/(Discount) to NAV	0.88%
Market Yield	6.64%
Taxable-Equivalent Yield1	9.22%
Net Assets Applicable to Common Shares ($000)	$642,364
Average Effective Maturity on Securities (Years)	18.96
Leverage-Adjusted Duration	9.17

Average Annual Total Return (Inception 12/19/89)
	On Share Price	On NAV
1-Year	19.58%	12.90%
5-Year	6.06%	5.02%
10-Year	8.34%	6.68%

States4 (as a % of total investments)
California	12.9%
Illinois	10.8%
Texas	10.0%
Louisiana	8.7%
Colorado	6.3%
Washington	6.2%
Puerto Rico	4.7%
Ohio	4.0%
Pennsylvania	3.0%
Florida	2.9%
New York	2.5%
Tennessee	2.5%
Nevada	2.4%
New Jersey	2.1%
South Carolina	2.0%
North Carolina	1.8%
Michigan	1.6%
Oklahoma	1.6%
Other	14.0%

Portfolio Composition4 (as a % of total investments)
Health Care	20.9%
Utilities	14.7%
Tax Obligation/Limited	14.1%
U.S. Guaranteed	12.4%
Tax Obligation/General	12.1%
Transportation	10.2%
Consumer Staples	6.1%
Other	9.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gain and net ordinary income distribution in December 2009 of $0.0668 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments 11

NMO	Nuveen Municipal
Performance	Market Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.55
Common Share Net Asset Value (NAV)	$14.17
Premium/(Discount) to NAV	2.68%
Market Yield	6.72%
Taxable-Equivalent Yield1	9.33%
Net Assets Applicable to Common Shares ($000)	$648,017
Average Effective Maturity on Securities (Years)	19.81
Leverage-Adjusted Duration	10.90

Average Annual Total Return (Inception 3/21/90)
	On Share Price	On NAV
1-Year	17.03%	11.71%
5-Year	6.76%	4.56%
10-Year	7.66%	5.93%

States3 (as a % of total investments)
California	13.6%
Illinois	10.0%
Texas	6.5%
Washington	5.9%
Colorado	5.5%
Ohio	5.3%
Puerto Rico	5.0%
Pennsylvania	4.7%
South Carolina	4.0%
Nevada	3.8%
North Carolina	3.8%
New York	3.2%
New Jersey	2.7%
North Dakota	2.4%
Louisiana	2.1%
Alaska	1.9%
Michigan	1.9%
Indiana	1.8%
Virginia	1.7%
Other	14.2%

Portfolio Composition3 (as a % of total investments)
Health Care	18.2%
Transportation	17.3%
Tax Obligation/General	15.5%
Tax Obligation/Limited	13.6%
Utilities	7.8%
U.S. Guaranteed	7.6%
Consumer Staples	7.3%
Other	12.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

12 Nuveen Investments

NAD	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.40
Common Share Net Asset Value (NAV)	$14.68
Premium/(Discount) to NAV	-1.91%
Market Yield	6.33%
Taxable-Equivalent Yield1	8.79%
Net Assets Applicable to Common Shares ($000)	$576,895
Average Effective Maturity on Securities (Years)	17.56
Leverage-Adjusted Duration	9.97

Average Annual Total Return (Inception 5/26/99)
	On Share Price	On NAV
1-Year	19.17%	12.60%
5-Year	6.05%	5.19%
10-Year	7.90%	7.14%

States3 (as a % of total municipal bonds)
Illinois	21.4%
Washington	7.5%
Florida	7.2%
New York	5.3%
California	5.1%
Wisconsin	5.0%
Louisiana	4.7%
New Jersey	4.5%
Texas	4.2%
Puerto Rico	3.9%
Colorado	3.8%
Nevada	3.4%
Michigan	3.0%
Indiana	2.9%
Ohio	2.8%
Pennsylvania	2.3%
Other	13.0%

Portfolio Composition3 (as a % of total investments)
Health Care	21.5%
Tax Obligation/Limited	20.8%
Tax Obligation/General	16.0%
Transportation	13.0%
Consumer Staples	6.0%
Education and Civic Organizations	4.8%
U.S. Guaranteed	4.6%
Investment Companies	0.1%
Other	13.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 13

NXZ	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 2
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.67
Common Share Net Asset Value (NAV)	$14.76
Premium/(Discount) to NAV	-0.61%
Market Yield	6.54%
Taxable-Equivalent Yield1	9.08%
Net Assets Applicable to Common Shares ($000)	$434,764
Average Effective Maturity on Securities (Years)	15.42
Leverage-Adjusted Duration	6.69

Average Annual Total Return (Inception 3/27/01)
	On Share Price	On NAV
1-Year	10.89%	9.12%
5-Year	5.07%	4.97%
Since Inception	6.33%	6.82%

States4
(as a % of total investments)
Texas	17.9%
Illinois	11.2%
California	8.9%
Michigan	8.5%
Colorado	6.2%
New York	5.9%
New Mexico	3.7%
Louisiana	3.6%
Minnesota	3.1%
Alabama	3.0%
Florida	2.9%
Washington	2.8%
Kansas	2.7%
Pennsylvania	2.1%
Oregon	2.1%
Indiana	1.7%
Other	13.7%

Portfolio Composition4
(as a % of total investments)
U.S. Guaranteed	31.5%
Tax Obligation/Limited	20.6%
Health Care	14.0%
Transportation	10.7%
Consumer Staples	7.2%
Tax Obligation/General	4.5%
Other	11.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0139 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

14 Nuveen Investments

NZF	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 3
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.58
Common Share Net Asset Value (NAV)	$14.74
Premium/(Discount) to NAV	-1.09%
Market Yield	6.75%
Taxable-Equivalent Yield1	9.38%
Net Assets Applicable to Common Shares ($000)	$595,413
Average Effective Maturity on Securities (Years)	14.96
Leverage-Adjusted Duration	5.93

Average Annual Total Return (Inception 9/25/01)
	On Share Price	On NAV
1-Year	17.04%	11.41%
5-Year	6.79%	5.45%
Since Inception	6.26%	6.63%

States4 (as a % of total municipal bonds)
Texas	14.7%
Illinois	12.0%
Washington	10.5%
California	7.3%
Michigan	6.4%
Colorado	4.1%
Indiana	3.9%
Iowa	3.6%
New Jersey	3.2%
Louisiana	3.1%
New York	3.1%
Wisconsin	3.0%
Kentucky	2.3%
Massachusetts	2.0%
Missouri	2.0%
Nevada	1.8%
Maryland	1.7%
Georgia	1.5%
Other	13.8%

Portfolio Composition4 (as a % of total investments)
U.S. Guaranteed	23.7%
Transportation	17.8%
Health Care	15.8%
Tax Obligation/General	8.2%
Tax Obligation/Limited	8.0%
Utilities	4.8%
Water and Sewer	4.6%
Consumer Staples	4.1%
Investment Companies	0.4%
Other	12.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gain and net ordinary income distribution in December 2009 of $0.0645 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments 15

NPP	Shareholder Meeting Report
NMA NMO

The annual meeting of shareholders was held on July 27, 2010 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL  60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NPP was subsequently adjourned to September 9, 2010.

		NPP			NMA			NMO
	Common and Preferred shares voting together as a class		Preferred shares voting together as a class	Common and Preferred shares voting together as a class		Preferred shares voting together as a class	Common and Preferred shares voting together as a class		Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	28,384,032		1,716	—		—	21,192,999		2,764
Against	1,588,179		1,176	—		—	1,339,168		—
Abstain	830,467		17	—		—	617,855		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,266		—
Total	38,409,004		7,856	—		—	31,117,288		2,764
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	28,527,693		1,720	—		—	21,280,072		2,764
Against	1,370,126		1,160	—		—	1,189,246		—
Abstain	904,859		29	—		—	680,706		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,264		—
Total	38,409,004		7,856	—		—	31,117,288		2,764
To approve the elimination of the fundamental policy relating to investing in other investment companies.
For	28,255,942		1,711	—		—	21,148,091		2,764
Against	1,571,658		1,169	—		—	1,289,569		—
Abstain	975,078		29	—		—	712,365		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,263		—
Total	38,409,004		7,856	—		—	31,117,288		2,764
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	28,143,153		1,711	—		—	21,125,070		2,764
Against	1,729,919		1,177	—		—	1,399,712		—
Abstain	929,606		21	—		—	625,241		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,265		—
Total	38,409,004		7,856	—		—	31,117,288		2,764
To approve the elimination of the fundamental policy relating to commodities.
For	28,151,297		1,711	—		—	21,120,466		2,764
Against	1,686,090		1,166	—		—	1,307,098		—
Abstain	965,291		32	—		—	722,461		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,263		—
Total	38,409,004		7,856	—		—	31,117,288		2,764
To approve the new fundamental policy relating to commodities.
For	28,177,145		1,714	—		—	21,089,983		2,764
Against	1,632,444		1,163	—		—	1,325,419		—
Abstain	993,089		32	—		—	734,623		—
Broker Non-Votes	7,606,326		4,947	—		—	7,967,263		—
Total	38,409,004		7,856	—		—	31,117,288		2,764

16 Nuveen Investments

	NPP		NMA		NMO
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John Amboian
For	37,295,583	—	31,707,829	—	30,007,058	—
Withhold	1,113,421	—	686,750	—	1,110,230	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
Robert P. Bremner
For	37,297,224	—	31,588,697	—	29,986,898	—
Withhold	1,111,780	—	805,882	—	1,130,390	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
Jack B. Evans
For	37,327,664	—	31,573,835	—	30,016,956	—
Withhold	1,081,340	—	820,744	—	1,100,332	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
William C. Hunter
For	—	5,593	—	2,018	—	2,464
Withhold	—	2,263	—	200	—	300
Total	—	7,856	—	2,218	—	2,764
David J. Kundert
For	37,306,638	—	31,581,694	—	29,978,064	—
Withhold	1,102,366	—	812,885	—	1,139,224	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
William J. Schneider
For	—	5,593	—	2,018	—	2,464
Withhold	—	2,263	—	200	—	300
Total	—	7,856	—	2,218	—	2,764
Judith M. Stockdale
For	37,239,033	—	31,503,609	—	29,994,859	—
Withhold	1,169,971	—	890,970	—	1,122,429	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
Carole E. Stone
For	37,277,344	—	31,558,979	—	30,004,299	—
Withhold	1,131,660	—	835,600	—	1,112,989	—
Total	38,409,004	—	32,394,579	—	31,117,288	—
Terence J. Toth
For	37,300,708	—	31,680,928	—	30,024,683	—
Withhold	1,108,296	—	713,651	—	1,092,605	—
Total	38,409,004	—	32,394,579	—	31,117,288	—

Nuveen Investments 17

NAD	Shareholder Meeting Report (continued)
NXZ
NZF

	NAD		NXZ		NZF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to investing in other investment companies.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

18 Nuveen Investments

		NAD			NXZ			NZF
	Common and Preferred shares voting together as a class		Preferred shares voting together as a class	Common and Preferred shares voting together as a class		Preferred shares voting together as a class	Common and Preferred shares voting together as a class		Preferred shares voting together as a class
Approval of the Board Members was
reached as follows:
John Amboian
For	—		—	—		—	—		—
Withhold	—		—	—		—	—		—
Total	—		—	—		—	—		—
Robert P. Bremner
For	—		—	—		—	—		—
Withhold	—		—	—		—	—		—
Total	—		—	—		—	—		—
Jack B. Evans
For	—		—	—		—	—		—
Withhold	—		—	—		—	—		—
Total	—		—	—		—	—		—
William C. Hunter
For	—		9,340,366	—		980	—		4,264
Withhold	—		2,427,527	—		890	—		1,486
Total	—		11,767,893	—		1,870	—		5,750
David J. Kundert
For	—		—	—		—	—		—
Withhold	—		—	—		—	—		—
Total	—		—	—		—	—		—
William J. Schneider
For	—		9,340,366	—		980	—		4,264
Withhold	—		2,427,527	—		890	—		1,486
Total	—		11,767,893	—		1,870	—		5,750
Judith M. Stockdale
For	43,921,868		—	26,365,545		—	34,915,348		—
Withhold	3,305,705		—	569,455		—	782,960		—
Total	47,227,573		—	26,935,000		—	35,698,308		—
Carole E. Stone
For	43,983,468		—	26,368,565		—	34,946,092		—
Withhold	3,244,105		—	566,435		—	752,216		—
Total	47,227,573		—	26,935,000		—	35,698,308		—
Terence J. Toth
For	—		—	—		—	—		—
Withhold	—		—	—		—	—		—
Total	—		—	—		—	—		—

Nuveen Investments 19

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the “Funds”) as of October 31, 2010, and the related statements of operations and cash flows (Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2010, the results of their operations and cash flows (Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2010

20 Nuveen Investments

Nuveen Performance Plus Municipal Fund, Inc.
NPP	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.1% (0.1% of Total Investments)
	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
$1,435	5.625%, 2/01/22 – FGIC Insured	12/10 at 100.00	Caa3	$592,712
1,505	5.375%, 2/01/27 – FGIC Insured	12/10 at 100.00	Caa3	605,206
2,940	Total Alabama			1,197,918
	Alaska – 0.2% (0.1% of Total Investments)
2,465	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	1,732,476
	Arizona – 2.2% (1.5% of Total Investments)
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	AAA	1,080,830
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	7,971,388
	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B:
5,365	5.750%, 7/01/15 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,665,386
5,055	5.750%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,305,627
19,200	Total Arizona			20,023,231
	Arkansas – 0.5% (0.4% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	5/13 at 100.00	N/R	3,846,881
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	Baa1	1,003,720
6,080	Total Arkansas			4,850,601
	California – 18.0% (12.1% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	2,935,170
11,000	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA+	6,969,160
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,375,160
3,175	5.375%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,443,002
3,365	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	3,320,212
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	4,963,550
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,068,670
2,380	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34	10/11 at 101.00	A–	2,363,864
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa1	2,367,793
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,707,733
5,000	California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,070,950
6,435	California, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	7,656,556
16,000	California, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,057,120
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	AA+	4,349,450
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA+	2,614,292

Nuveen Investments 21

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	$11,551,900
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	1,081,065
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	6,602,300
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 – FGIC Insured	8/17 at 100.00	Aa1	5,246,350
5,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,583,380
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,872,319
1,000	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	12/10 at 100.00	N/R (4)	1,135,280
13,450	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	A	15,464,676
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	2,999,645
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,866,014
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.188%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,501,024
2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27B, 5.125%, 5/01/26 – FGIC Insured	5/11 at 100.00	A1	2,012,540
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	2,964,247
3,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	469,410
2,875	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	BBB	2,715,783
5,245	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 – NPFG Insured	8/15 at 100.00	A+	5,373,817
12,380	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 7.200%, 2/01/16 – NPFG Insured	8/11 at 103.00	AA–	13,346,383
176,535	Total California			165,048,815
	Colorado – 9.5% (6.4% of Total Investments)
5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 – AGM Insured	12/15 at 100.00	AA+	5,679,007
3,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/34 – SYNCORA GTY Insured	8/14 at 100.00	A	3,019,740
10,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	10,220,800
7,660	Colorado Health Facilities Authority, Revenue Refunding and Improvement Bonds, Boulder Community Hospital, Series 1994B, 5.875%, 10/01/23 – NPFG Insured	12/10 at 100.00	A2	7,667,507
5,860	Colorado Health Facilities Authority, Revenue Refunding Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2 (4)	6,099,147
4,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	4,684,995
20,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	22,322,200
13,055	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,9/01/21 – NPFG Insured	No Opt. Call	A	7,071,632
22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$16,200	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	$3,857,382
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	7,319,851
18,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	3,349,055
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	877,348
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	3,967,350
1,330	University of Colorado Hospital Authority, Revenue Bonds, Series 1999A, 5.000%, 11/15/29 – AMBAC Insured	11/10 at 100.00	A3	1,327,540
142,970	Total Colorado			87,463,554
	District of Columbia – 1.0% (0.7% of Total Investments)
4,545	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/11 at 101.00	BBB	4,563,362
5,000	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,000,350
9,545	Total District of Columbia			9,563,712
	Florida – 7.0% (4.7% of Total Investments)
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	N/R	1,704,012
	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
1,545	5.700%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,552,138
1,805	5.800%, 1/01/36 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,813,682
5,300	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	Aa1	6,077,086
1,995	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	1,997,574
4,170	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	4,230,507
7,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/17 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa3	7,520,660
10,000	JEA, Florida, Electric System Revenue Bonds, Series 2006-3A, 5.000%, 10/01/41 – AGM Insured (UB)	4/15 at 100.00	AA+	10,236,400
10,750	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	10,965,000
2,570	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.850%, 1/01/37 – AGM Insured (Alternative Minimum Tax)	6/11 at 100.00	AA+	2,586,936
3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	3,367,175
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	5,174,700
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A2	2,606,175
4,700	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	4,561,773
62,535	Total Florida			64,393,818

Nuveen Investments 23

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.8% (0.6% of Total Investments)
$5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	$5,721,350
2,000	George L. Smith II World Congress Center Authority, Atlanta, Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series 2000, 5.500%, 7/01/20 – NPFG Insured (Alternative Minimum Tax)	1/11 at 101.00	A	2,022,760
7,000	Total Georgia			7,744,110
	Idaho – 0.1% (0.0% of Total Investments)
260	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)	1/11 at 100.00	Aa3	265,195
275	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)	1/11 at 100.00	Aa2	289,000
535	Total Idaho			554,195
	Illinois – 25.8% (17.3% of Total Investments)
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	6,914,500
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	6,521,100
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa3	20,315,677
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	Aa3	19,463,153
9,240	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/11 at 100.00	A	9,248,316
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,678,470
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33 DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:	11/20 at 100.00	AA	5,707,069
8,000	0.000%, 11/01/18	No Opt. Call	AAA	6,353,120
15,285	0.000%, 11/01/19	No Opt. Call	AAA	11,543,385
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,140,700
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,597,485
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	2,036,580
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.032%, 7/01/15 (IF)	No Opt. Call	Aa1	5,607,325
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	3,062,670
1,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	1,039,190
2,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	2,191,940
4,590	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	4,664,450
1,180	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29	7/12 at 100.00	AA+	1,213,205
3,610	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	3,735,917
4,580	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center IX Inc., Series 2000, 6.250%, 8/20/35	2/11 at 102.00	Aaa	4,693,034
1,895	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15 (Mandatory put 8/15/11)	2/11 at 100.50	BBB	1,907,583
7,250	Kane, Kendall, LaSalle, and Will Counties, Illinois, Community College District 516, General Obligation Bonds, Series 2005E, 0.000%, 12/15/24 – FGIC Insured	12/13 at 57.71	AA+	3,622,753
24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$6,000	McHenry County Conservation District, Illinois, General Obligation Bonds, Series 2001A, 5.625%, 2/01/21 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 100.00	Aaa	$6,082,680
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	5,050,350
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	14,563,343
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	A	6,707,840
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	A	10,324,601
23,550	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A	12,789,299
13,000	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	A	6,225,700
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AAA	5,698,995
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	A (4)	6,276,761
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,216,300
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA+	2,704,574
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	21,194,143
340	Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds, Villa Vianney, Series 1999A, 6.450%, 10/01/29	4/11 at 101.00	AAA	343,941
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,701,200
295,545	Total Illinois			235,137,349
	Indiana – 3.8% (2.5% of Total Investments)
2,465	Danville Multi-School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 – AMBAC Insured	7/11 at 100.00	A	2,524,012
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	2,780,490
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	A+	768,540
1,900	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,169,686
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/11 at 100.00	A (4)	4,334,904
3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	3,023,700
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	1,961,220
	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2000:
1,285	5.375%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 100.00	AA+ (4)	1,290,872
6,715	5.375%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 100.00	AA+ (4)	6,745,688
3,105	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	Aaa	3,413,668
1,000	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Taxes Lease Rental Revenue Refunding Senior Bonds, Series 2001A, 5.000%, 6/01/21 – NPFG Insured	6/11 at 100.00	A	1,009,130
2,395	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 – NPFG Insured	7/15 at 100.00	AA+	2,454,300
1,800	Sunman Dearborn High School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 – NPFG Insured	1/15 at 100.00	AA+	1,905,138
33,735	Total Indiana			34,381,348

Nuveen Investments  25

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.5% (1.7% of Total Investments)
$1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	$1,385,685
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,000	5.375%, 6/01/38	6/15 at 100.00	BBB	4,138,900
4,440	5.500%, 6/01/42	6/15 at 100.00	BBB	3,471,991
5,400	5.625%, 6/01/46	6/15 at 100.00	BBB	4,223,826
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	4,034,340
5,000	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	5,203,800
25,840	Total Iowa			22,458,542
	Kansas – 1.0% (0.7% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (UB)	3/14 at 100.00	AAA	4,181,204
3,200	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Series 2001, 4.000%, 9/01/21 – AGM Insured	9/11 at 100.00	AA+	3,299,872
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,097,939
10,720	Total Kansas			9,579,015
	Louisiana – 3.1% (2.1% of Total Investments)
470	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26	4/11 at 100.50	Aaa	470,597
4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/25 – NPFG Insured	11/14 at 100.00	A+	4,361,440
4,750	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	4,830,465
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
9,100	5.500%, 5/15/30	5/11 at 101.00	BBB	9,204,013
9,485	5.875%, 5/15/39	5/11 at 101.00	BBB	9,575,771
27,805	Total Louisiana			28,442,286
	Maine – 0.6% (0.4% of Total Investments)
5,680	Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,797,462
	Maryland – 1.5% (1.0% of Total Investments)
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28	No Opt. Call	BBB–	2,678,393
7,720	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/20 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	7,947,740
3,010	Takoma Park, Maryland, Hospital Facilities Revenue Refunding and Improvement Bonds, Washington Adventist Hospital, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	3,231,536
13,280	Total Maryland			13,857,669
	Massachusetts – 4.3% (2.9% of Total Investments)
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	6,530,125
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
4,000	5.125%, 8/01/28 – NPFG Insured	2/12 at 100.00	A	4,020,440
5,625	5.125%, 2/01/34 – NPFG Insured	2/12 at 100.00	A	5,629,275
26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	$9,289,942
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A3	498,860
1,530	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Southcoast Health System Obligated Group, Series 1998A, 4.750%, 7/01/27 – NPFG Insured	1/11 at 100.00	A2	1,447,227
5,745	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	5,762,005
890	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)	11/12 at 100.00	Aa1 (4)	973,651
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
1,255	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	1,380,600
3,745	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	4,119,800
38,270	Total Massachusetts			39,651,925
	Michigan – 4.6% (3.1% of Total Investments)
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A1	4,936,800
1,430	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	Aa3	1,448,447
70	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded 10/15/11)	10/11 at 100.00	A+ (4)	73,148
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	2,039,813
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,082,350
7,115	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/16 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	7,901,421
3,070	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	3/11 at 101.00	A	3,079,609
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	3,070,313
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.375%, 8/01/29	8/19 at 100.00	A1	2,706,075
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,386,498
10,000	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.375%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	A	10,018,300
44,635	Total Michigan			41,742,774
	Minnesota – 2.6% (1.8% of Total Investments)
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Airport Revenue Bonds, Series 2001C, 5.250%, 1/01/26 (Pre-refunded 1/01/11) – FGIC Insured	1/11 at 100.00	A (4)	3,025,920
17,280	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	21,245,933
20,280	Total Minnesota			24,271,853
	Mississippi – 1.3% (0.9% of Total Investments)
9,750	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	9,798,750
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,569,273
12,225	Total Mississippi			12,368,023

Nuveen Investments 27

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.6% (1.1% of Total Investments)
$2,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	$2,032,220
6,350	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	9/12 at 100.00	A+	6,739,573
1,845	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18	5/13 at 100.00	AA	1,984,537
3,815	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	3,961,725
14,010	Total Missouri			14,718,055
	Montana – 0.6% (0.4% of Total Investments)
335	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	12/10 at 100.00	AA+	340,869
4,795	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31 (Alternative Minimum Tax)	12/10 at 100.00	A2	4,699,244
5,130	Total Montana			5,040,113
	Nebraska – 0.1% (0.1% of Total Investments)
675	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2000E, 5.850%, 9/01/20 (Alternative Minimum Tax)	3/11 at 100.00	AAA	704,498
	Nevada – 5.1% (3.5% of Total Investments)
10,900	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	11,803,174
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	25,084,408
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,500	0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	412,230
2,780	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	N/R	214,449
6,980	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	N/R	1,466,707
5,000	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	5,144,050
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.114%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,983,300
55,855	Total Nevada			47,108,318
	New Hampshire – 1.7% (1.2% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	5,182,100
	New Hampshire Housing Finance Authority, FHLMC Multifamily Housing Remarketed Revenue Bonds, Countryside LP, Series 1994:
3,725	6.000%, 7/01/18 (Alternative Minimum Tax)	1/11 at 101.00	Aaa	3,768,098
6,945	6.100%, 7/01/24 (Alternative Minimum Tax)	1/11 at 101.00	Aaa	7,022,923
15,670	Total New Hampshire			15,973,121
	New Jersey – 6.5% (4.4% of Total Investments)
2,110	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	12/10 at 101.00	Aaa	2,137,768
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA+	5,386,995
9,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	10,421,883
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
35,000	0.000%, 12/15/29 – AGM Insured	No Opt. Call	AA+	12,873,350
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	3,297,900
28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/20 – AGM Insured (UB)	7/13 at 100.00	AA+	$10,820,100
8,920	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	9,479,552
4,450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,144,734
84,230	Total New Jersey			59,562,282
	New York – 4.3% (2.9% of Total Investments)
5,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25	2/14 at 100.00	AAA	5,785,395
1,740	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/11 at 100.00	N/R	1,742,279
1,500	Dormitory Authority of the State of New York, Revenue Bonds, St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 – AMBAC Insured	2/11 at 100.00	N/R	1,506,090
13,220	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.500%, 11/15/26 – AGM Insured	11/12 at 100.00	AA+	14,106,269
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA+	13,685,544
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	3,001,530
38,560	Total New York			39,827,107
	North Carolina – 1.6% (1.1% of Total Investments)
5,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,681,060
4,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	5,682,432
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,653,825
13,900	Total North Carolina			15,017,317
	Ohio – 6.1% (4.1% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,379,400
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,660	5.125%, 6/01/24	6/17 at 100.00	BBB	4,945,821
5,640	5.875%, 6/01/30	6/17 at 100.00	BBB	4,752,151
4,875	5.750%, 6/01/34	6/17 at 100.00	BBB	3,887,715
3,045	6.000%, 6/01/42	6/17 at 100.00	BBB	2,395,958
14,830	5.875%, 6/01/47	6/17 at 100.00	BBB	11,348,806
5,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	3,678,677
6,720	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/11 at 100.00	AA+	6,722,957
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	3,774,319
3,425	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/19 – AMBAC Insured	2/14 at 100.00	A1	3,659,304
63,145	Total Ohio			55,545,108

Nuveen Investments 29

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.5% (2.3% of Total Investments)
$1,250	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	$1,306,600
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA+	2,037,844
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA+	1,939,000
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA+	1,853,036
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA+	1,673,759
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA+	2,154,571
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA+	1,329,664
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA+	1,394,730
2,800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/11 at 100.00	CC	1,745,968
100	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994C, 6.875%, 1/01/11 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	27,250
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	4,093,800
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	12,263,108
43,525	Total Pennsylvania			31,819,330
	Puerto Rico – 3.2% (2.1% of Total Investments)
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	9,022,781
8,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	9,019,680
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	2,735,750
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	4,131,594
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 3101, 17.962%, 8/01/57 (IF)	8/17 at 100.00	Aa2	4,414,950
114,835	Total Puerto Rico			29,324,755
	Rhode Island – 0.7% (0.4% of Total Investments)
2,000	Kent County Water Authority, Rhode Island, General Revenue Bonds, Series 2002A, 5.000%, 7/15/23 – NPFG Insured	7/12 at 100.00	A	2,098,880
	Rhode Island Health and Educational Building Corporation, Revenue Refunding Bonds, Salve Regina University, Series 2002:
1,260	5.250%, 3/15/17 – RAAI Insured	3/12 at 101.00	N/R	1,300,333
1,080	5.250%, 3/15/18 – RAAI Insured	3/12 at 101.00	N/R	1,110,974
1,600	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	1,609,856
5,940	Total Rhode Island			6,120,043
	South Carolina – 2.8% (1.8% of Total Investments)
2,625	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 – NPFG Insured	8/14 at 100.00	A	2,771,081
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	9,129,119
14,700	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	4,689,300
8,330	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	8,580,483
52,610	Total South Carolina			25,169,983
30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.3% (0.9% of Total Investments)
$2,860	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (4)	$2,881,650
600	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	A2	604,308
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,942,780
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	1,924,980
11,460	Total Tennessee			12,353,718
	Texas – 7.2% (4.8% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	A1	5,070,800
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,569,150
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	A	3,847,760
13,000	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	12,249,770
1,275	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	1,245,025
4,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/27 – AMBAC Insured (UB)	2/13 at 100.00	AA+	4,113,600
3,885	Houston Independent School District, Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	AA	2,898,249
1,600	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,732,400
33,855	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40	8/14 at 23.67	AAA	6,643,028
19,300	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41	8/17 at 24.20	AAA	3,306,090
	Leander Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1998:
4,930	0.000%, 8/15/20	2/11 at 59.45	AAA	2,894,157
3,705	0.000%, 8/15/22	2/11 at 52.98	AAA	1,934,529
3,480	Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%, 3/01/27 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	Aaa	3,692,454
6,000	Spring Branch Independent School District, Harris County, Texas, Limited Tax Schoolhouse and Refunding Bonds, Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)	2/11 at 100.00	AAA	6,075,060
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,940,113
4,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.000%, 3/01/22 – AGM Insured	3/13 at 100.00	AAA	4,303,920
113,420	Total Texas			65,516,105
	Utah – 1.2% (0.8% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,127,680
1,645	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	1,685,122
440	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)	1/11 at 100.00	AA–	448,488

Nuveen Investments 31

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$500	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/11 at 100.00	AA	$500,560
540	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/11 at 100.00	AA–	550,286
680	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)	7/11 at 100.00	AA	684,710
500	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	520,615
3,000	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2002C, 5.250%, 10/01/28 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	3,268,320
10,305	Total Utah			10,785,781
	Virgin Islands – 0.8% (0.5% of Total Investments)
4,700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	4,716,402
2,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	2,535,974
7,200	Total Virgin Islands			7,252,376
	Virginia – 2.2% (1.5% of Total Investments)
10,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	8,129,520
18,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	11,625,120
28,500	Total Virginia			19,754,640
	Washington – 4.9% (3.3% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA	5,984,872
	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004:
465	5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	A1	487,784
3,100	5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	A1	3,189,124
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	AAA	5,574,850
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,104,680
10,000	Washington State Healthcare Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB)	10/16 at 100.00	AA	10,079,500
5,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Kline Galland Center, Series 1999, 6.000%, 7/01/29 – RAAI Insured	1/11 at 100.50	N/R	5,011,900
12,000	Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2001D, 5.250%, 1/01/26 (Pre-refunded 1/01/11)	1/11 at 100.00	AA+ (4)	12,103,680
49,800	Total Washington			44,536,390
	West Virginia – 0.6% (0.4% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22	10/11 at 100.00	BBB	5,063,900

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.1% (1.4% of Total Investments)
$11,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/29 – RAAI Insured	2/11 at 100.00	BBB+	$11,638,824
7,850	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	AA	7,867,191
19,470	Total Wisconsin			19,506,015
$1,711,060	Total Investments (cost $1,299,836,945) – 148.6%			1,360,959,631
	Floating Rate Obligations – (4.6)%			(42,325,000)
	Other Assets Less Liabilities –1.8%			17,416,998
	Auction Rate Preferred Shares, at Liquidation Value – (45.8)% (6)			(419,900,000)
	Net Assets Applicable to Common Shares – 100%			$916,151,629

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 33

Nuveen Municipal Advantage Fund, Inc.
NMA	Portfolio of Investments
         October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$5,155	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	$5,084,222
	Alaska – 0.9% (0.6% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA	1,163,363
1,280	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA	1,318,323
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
850	4.625%, 6/01/23	6/14 at 100.00	Baa3	834,462
3,250	5.000%, 6/01/46	6/14 at 100.00	Baa3	2,284,198
6,505	Total Alaska			5,600,346
	Arizona – 1.8% (1.1% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	3,695,215
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	5,040,672
2,500	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,575,275
10,870	Total Arizona			11,311,162
	California – 19.7% (12.9% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	2,935,170
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A1	1,023,686
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A1	1,394,239
3,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	2,960,070
7,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.125%, 6/01/29	6/14 at 100.00	A2	7,514,250
2,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,184,830
11,200	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	11,502,848
16,000	California, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,057,120
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	A	2,589,296
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	2/15 at 38.73	Aa3	922,336
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	Aa3	708,564
7,170	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	9,334,049
8,145	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/25 – FGIC Insured	8/13 at 55.54	Aa1	3,748,003
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	Aa3	897,727
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	Aa2	1,284,797
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A1	592,918
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	1,287,630
34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	$720,710
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,075,800
1,275	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – AGM Insured	8/12 at 100.00	AA+	1,351,322
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,581,546
	North Orange County Community College District, California, General Obligation Bonds, Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	3,610,930
4,000	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	1,751,720
5,000	Palmdale Community Redevelopment Agency, California, Residential Mortgage Revenue Refunding Bonds, Series 1991B, 7.375%, 2/01/12 (ETM)	No Opt. Call	AAA	5,244,400
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	6,434,100
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	11,985,704
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,511,334
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.188%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,501,024
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	AAA	4,977,238
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,205	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	2,962,192
23,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	3,598,810
7,250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 – NPFG Insured	9/15 at 47.82	Aa1	2,405,405
189,155	Total California			126,649,768
	Colorado – 9.7% (6.3% of Total Investments)
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	1,551,808
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA	9,176,530
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,601,900
7,500	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	7,665,600
1,150	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,186,662
3,300	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,528,558
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,762,117
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,613,524
2,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,717,020
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,650	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	A	2,038,963
8,645	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	3,246,543
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,500	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	2,227,200
10,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	2,563,500
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	2,381,100

Nuveen Investments 35

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
$1,030	5.375%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	$1,111,504
4,890	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	5,276,946
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
970	5.375%, 6/01/17	6/12 at 100.00	AA	1,032,953
110	5.375%, 6/01/18	6/12 at 100.00	AA	116,546
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,299,990
86,930	Total Colorado			62,098,964
	District of Columbia – 0.2% (0.2% of Total Investments)
1,200	District of Columbia Housing Finance Agency, GNMA/FNMA Single Family Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28 (Alternative Minimum Tax)	12/10 at 100.00	AAA	1,254,036
	Florida – 4.4% (2.9% of Total Investments)
2,770	Florida Housing Finance Corporation, Housing Revenue Bonds, Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31 – AGM Insured (Alternative Minimum Tax)	12/10 at 100.00	AA+	2,772,493
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	14,906,613
10,130	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Mary’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	12/10 at 100.00	Aaa	10,277,088
27,630	Total Florida			27,956,194
	Georgia – 1.3% (0.8% of Total Investments)
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	4,181,920
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB–	2,776,489
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,311,425
8,150	Total Georgia			8,269,834
	Hawaii – 0.0% (0.0% of Total Investments)
270	Hawaii Housing Finance and Development Corporation, Single Family Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)	1/11 at 100.00	AAA	273,480
	Illinois – 16.5% (10.8% of Total Investments)
4,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	Aa2	1,626,942
4,260	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Aa2	1,272,079
5,000	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	5,033,450
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,609,425
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,597,485
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	2,036,580
8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.032%, 7/01/15 (IF)	No Opt. Call	Aa1	8,974,927
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,788,550
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	4,383,880
6,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	6,468,120
36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$6,165	Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush Lincoln Health Center, Series 1996B, 5.750%, 2/15/22	2/11 at 100.00	A+	$6,169,809
10,740	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/23 – AGM Insured	1/15 at 66.94	Aa3	6,005,593
1,090	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A2	651,275
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1999A:
13,455	5.500%, 12/15/24 – FGIC Insured	12/10 at 100.50	AAA	13,641,217
10,430	5.250%, 12/15/28 – FGIC Insured	12/10 at 100.50	AAA	10,548,589
3,175	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	496,634
6,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	A	2,949,240
4,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	5,706,438
1,940	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2003A, 5.000%, 4/01/23 – AMBAC Insured	4/13 at 100.00	Aa2	2,007,202
7,500	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA	3,852,075
23,125	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	Aa2	12,444,256
133,320	Total Illinois			106,263,766
	Indiana – 2.3% (1.5% of Total Investments)
1,570	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	2/11 at 100.00	N/R	1,547,157
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	4,209,254
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,350,760
2,435	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	2,454,237
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/12 (5), (7)	2/11 at 100.00	CCC	384,413
15,040	Total Indiana			14,945,821
	Iowa – 0.8% (0.6% of Total Investments)
6,300	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	BBB	5,215,014
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	224,130
6,550	Total Iowa			5,439,144
	Kansas – 1.2% (0.8% of Total Investments)
3,715	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,677,999
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	1,793,803
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,097,939
9,195	Total Kansas			7,569,741
	Kentucky – 1.4% (0.9% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa2	6,411,990

Nuveen Investments 37

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	$1,657,995
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,089,780
8,515	Total Kentucky			9,159,765
	Louisiana – 13.4% (8.7% of Total Investments)
13,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/11 at 101.00	BBB	13,566,690
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
520	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	607,885
4,745	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	5,546,952
6,650	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	6,762,651
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	8,911,530
28	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.415%, 5/01/34 FGIC Insured (IF)	5/16 at 100.00	Aa1	28,415
	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
20,690	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	20,704,897
10,000	5.000%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,322,600
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
7,505	5.500%, 5/15/30	5/11 at 101.00	BBB	7,590,782
11,855	5.875%, 5/15/39	5/11 at 101.00	BBB	11,968,452
84,493	Total Louisiana			86,010,854
	Massachusetts – 2.2% (1.4% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	9,302,344
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 & 2, 5.125%, 7/01/33	7/18 at 100.00	A3	622,492
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/11 at 100.00	BBB+	1,713,688
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,439,104
13,495	Total Massachusetts			14,077,628
	Michigan – 2.5% (1.6% of Total Investments)
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	2,039,813
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
4,995	5.250%, 8/15/23	2/11 at 100.00	Ba3	4,881,813
3,000	5.250%, 8/15/28	2/11 at 100.00	BB–	2,805,780
3,275	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/11 at 100.00	BB–	3,274,902
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	3,070,313
20,570	Total Michigan			16,072,621
	Minnesota – 0.8% (0.5% of Total Investments)
5,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Airport Revenue Bonds, Series 2001C, 5.250%, 1/01/32 (Pre-refunded 1/01/11) – FGIC Insured	1/11 at 100.00	A (4)	5,043,200
38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.6% of Total Investments)
$1,500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	$1,524,165
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	4,547,494
70	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)	3/11 at 101.00	AAA	73,793
13,575	Total Missouri			6,145,452
	Nevada – 3.6% (2.4% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,149,900
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,025	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	486,360
7,910	5.375%, 1/01/40 – AMBAC Insured (6)	1/11 at 100.00	N/R	1,662,128
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.387%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	4,617,000
185	Nevada Housing Division, Single Family Mortgage Bonds, Senior Series 1997C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)	4/11 at 100.00	Aaa	191,534
29,870	Total Nevada			23,106,922
	New Hampshire – 0.2% (0.2% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	1,554,630
	New Jersey – 3.2% (2.1% of Total Investments)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	4,946,850
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
9,735	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	10,345,677
5,050	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	5,506,419
29,785	Total New Jersey			20,798,946
	New York – 3.9% (2.5% of Total Investments)
7,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	7,225,120
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/10 at 100.00	BB–	4,159,150
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	3,077,670
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	10,470,800
24,975	Total New York			24,932,740
	North Carolina – 2.7% (1.8% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,358,410
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA	1,000,470
3,800	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29 (Alternative Minimum Tax)	1/11 at 100.00	AA	3,804,712
3,595	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31 (Alternative Minimum Tax)	1/11 at 100.00	AA	3,598,200
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,653,825

Nuveen Investments 39

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	$2,061,443
16,795	Total North Carolina			17,477,060
	North Dakota – 0.4% (0.2% of Total Investments)
2,250	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB+	2,264,693
	Ohio – 6.2% (4.0% of Total Investments)
4,220	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/18	11/10 at 100.00	Baa1	4,223,123
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,379,400
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,600	5.125%, 6/01/24	6/17 at 100.00	BBB	1,398,112
2,700	5.875%, 6/01/30	6/17 at 100.00	BBB	2,274,966
9,135	5.750%, 6/01/34	6/17 at 100.00	BBB	7,284,980
3,920	6.000%, 6/01/42	6/17 at 100.00	BBB	3,084,452
5,895	5.875%, 6/01/47	6/17 at 100.00	BBB	4,511,208
5,150	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	3,574,564
2,650	Ohio, General Obligation Bonds, Higher Education, Series 2003A, 5.000%, 5/01/22	5/13 at 100.00	AA+	2,855,004
45,270	Total Ohio			39,585,809
	Oklahoma – 2.5% (1.6% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,781,614
12,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	12,005,520
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	1,982,920
15,675	Total Oklahoma			15,770,054
	Oregon – 0.5% (0.3% of Total Investments)
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	2,999,880
	Pennsylvania – 4.5% (3.0% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	5,241,500
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,294,938
7,100	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA	7,544,247
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,486,080
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	2,810,210
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30	5/20 at 100.00	AA	10,704,700
27,450	Total Pennsylvania			29,081,675
	Puerto Rico – 7.2% (4.7% of Total Investments)
5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	A3	5,142,150
10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	10,921,600
40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$10,070	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	A3	$10,419,328
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	11,182,300
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,507,226
4,000	Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%, 7/01/19 – NPFG Insured	1/11 at 100.00	A	4,004,960
43,380	Total Puerto Rico			46,177,564
	Rhode Island – 1.3% (0.8% of Total Investments)
1,235	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	11/10 at 100.00	A	1,237,482
7,000	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 50A, 4.650%, 10/01/34	10/14 at 100.00	AA+	7,003,710
8,235	Total Rhode Island			8,241,192
	South Carolina – 3.1% (2.0% of Total Investments)
10,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	11,225,800
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	A+ (4)	2,866,050
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,016,980
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A	680,821
2,125	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	Aa2	2,314,975
18,845	Total South Carolina			20,104,626
	South Dakota – 0.5% (0.3% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	AA–	2,961,227
	Tennessee – 3.8% (2.5% of Total Investments)
6,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31	4/12 at 101.00	A1	6,393,720
20,415	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/18 – AGM Insured	1/13 at 75.87	AA+	14,425,647
1,750	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+	1,777,055
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	1,924,980
188	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5) (6)	11/17 at 100.00	N/R	78,062
30,353	Total Tennessee			24,599,464
	Texas – 15.3% (10.0% of Total Investments)
2,000	Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)	11/10 at 100.00	Aa3	2,004,240
11,810	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	11,224,815
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	5,916,600
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,055,320
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26	8/16 at 60.73	Aaa	2,066,988

Nuveen Investments  41

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$8,400	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)	4/11 at 100.00	BBB	$8,394,372
7,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,661,025
1,540	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/28 – AMBAC Insured (UB)	2/13 at 100.00	AA+	1,580,671
3,460	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/28 (Pre-refunded 2/15/13) – AMBAC Insured	2/13 at 100.00	AA+ (4)	3,802,194
	Houston, Texas, Water Conveyance System Contract, Certificates of Participation, Series 1993A-J:
5,490	6.800%, 12/15/10 – AMBAC Insured	No Opt. Call	N/R	5,526,673
2,000	6.800%, 12/15/11 – AMBAC Insured	No Opt. Call	N/R	2,111,640
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA	6,582,694
9,150	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/31	8/12 at 33.31	AAA	2,808,684
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 – FGIC Insured	8/15 at 35.34	AA–	2,615,759
16,305	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	11/10 at 100.50	BBB–	16,324,400
	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
2,555	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA+	2,160,942
7,000	0.000%, 1/01/43	1/25 at 100.00	A2	5,745,390
3,425	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	3,259,264
4,700	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	4,839,590
3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21	8/15 at 74.57	AAA	1,917,420
116,010	Total Texas			98,598,681
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,127,680
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,668,833
	Virginia – 0.4% (0.3% of Total Investments)
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46	6/17 at 100.00	Baa3	1,816,522
940	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	987,160
3,795	Total Virginia			2,803,682
	Washington – 9.4% (6.2% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/11 at 100.00	AAA	1,260,869
5,665	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002B, 5.250%, 7/01/37 (Mandatory put 7/01/12) – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	5,652,480
	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001:
10,730	5.650%, 7/01/32 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	10,845,669
8,810	5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	8,872,727
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 – NPFG Insured	No Opt. Call	AA–	2,584,425
10,730	Pierce County School District 320, Sumner, Washington, Unlimited Tax General Obligation Bonds, Series 2000, 6.250%, 12/01/17 (Pre-refunded 12/01/10) – AGM Insured	12/10 at 100.00	Aa1 (4)	10,787,406

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$10,550	Port of Seattle, Washington, Limited Tax General Obligation Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax) (UB)	1/11 at 100.00	AAA	$10,562,871
5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	5,025,350
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,104,680
2,315	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB	2,351,276
1,270	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	742,111
60,815	Total Washington			60,789,864
	West Virginia – 0.8% (0.5% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22	10/11 at 100.00	BBB	5,063,900
	Wisconsin – 2.2% (1.4% of Total Investments)
535	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	579,372
4,005	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,266,565
565	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	587,520
5,000	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	5,060,150
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–	3,675,450
13,105	Total Wisconsin			14,169,057
$1,149,151	Total Investments (cost $958,307,804) – 153.4%			985,104,177
	Floating Rate Obligations – (10.5)%			(67,694,983)
	Other Assets Less Liabilities – 3.3%			21,754,765
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.2)% (8)			(296,800,000)
	Net Assets Applicable to Common Shares – 100%			$642,363,959

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 43

Nuveen Municipal Market Opportunity Fund, Inc.
NMO	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.6% (0.4% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,935	5.000%, 1/01/36 – RAAI Insured	1/16 at 100.00	N/R	$1,701,078
2,485	5.000%, 1/01/41 – RAAI Insured	1/16 at 100.00	N/R	2,131,012
4,420	Total Alabama			3,832,090
	Alaska – 2.9% (1.9% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA	1,163,363
1,275	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA	1,313,174
7,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA	7,238,630
13,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	9,154,360
22,425	Total Alaska			18,869,527
	California – 20.7% (13.6% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA+	2,601,625
1,350	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	Aa2	441,410
	Bay Area Toll Authority, California, San Francisco Bay Area Toll Bridge Revenue Bonds, Series 2009-F1:
2,500	5.125%, 4/01/39	4/19 at 100.00	AA	2,651,075
2,500	5.625%, 4/01/44	4/19 at 100.00	AA	2,779,475
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aa1	2,487,520
7,800	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 0.000%, 6/01/36	12/18 at 100.00	Baa3	6,235,164
5,000	California Department of Water Resources Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	No Opt. Call	AAA	5,507,600
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	208,724
4,295	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	4,237,834
9,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	9,049,230
7,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	7,366,240
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,618,789
25,000	California, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured (UB)	3/16 at 100.00	A1	24,073,000
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	3,653,348
8,365	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/26 – FGIC Insured	8/13 at 52.66	Aa1	3,618,532
5,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	AAA	5,551,850
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	1,502,235
3,000	5.000%, 6/01/45	6/15 at 100.00	A2	2,848,770
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	720,710

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	$545,445
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	4/11 at 100.00	AA– (4)	491,401
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	2/11 at 100.00	AA– (4)	998,512
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,075,800
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,581,546
14,000	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA+	3,358,880
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA+	341,210
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,866,014
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	1,792,196
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,511,334
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
5,000	5.650%, 1/15/17 – NPFG Insured	1/14 at 102.00	A	4,863,250
26,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	4,068,220
5,000	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 – NPFG Insured	9/15 at 50.47	Aa1	1,796,850
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 – AGM Insured	8/16 at 102.00	AA+	7,857,387
4,825	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa1	2,220,272
2,550	Vista Unified School District, San Diego County, California, General Obligation Bonds, Series 2004B, 5.000%, 8/01/28 – FGIC Insured	8/13 at 100.00	Aa2	2,649,501
211,100	Total California			134,170,949
	Colorado – 8.3% (5.5% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	1,052,320
3,000	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999, 5.750%, 12/01/24 – AMBAC Insured	12/10 at 100.00	Aa3	3,010,650
6,385	Broomfield, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds, Series 2002A, 5.500%, 12/01/22 – AMBAC Insured	12/12 at 100.00	Aa3	6,850,722
6,830	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	6,980,806
7,955	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/18 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	7,984,513
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	3,149,724
9,450	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	2,605,932
15,960	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	3,527,320
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	1,313,318
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	A	3,281,243
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	1,411,688
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	1,695,700

Nuveen Investments 45

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	$11,068,900
100,215	Total Colorado			53,932,836
	District of Columbia – 1.5% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,000,700
	Florida – 2.4% (1.6% of Total Investments)
5,592	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.565%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	5,531,606
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	2,587,350
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A2	3,164,340
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA+	4,082,640
15,092	Total Florida			15,365,936
	Georgia – 1.7% (1.1% of Total Investments)
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	10,161,000
1,245	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%, 7/01/27	1/11 at 101.00	N/R	1,171,346
11,245	Total Georgia			11,332,346
	Illinois – 15.3% (10.0% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	1,330,620
4,600	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	2,999,706
4,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	4,062,160
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	5,156,150
1,885	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	2,010,522
5,250	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/28 – NPFG Insured	1/11 at 100.00	A	5,255,355
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	2,035,180
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,609,425
1,780	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	1,830,089
10,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	10,332,700
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	3,062,670
5,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,293,950
5,500	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	5,657,410
2,060	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	12/10 at 100.00	BBB	2,060,845
	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B:
10,230	0.000%, 1/01/22 – AGM Insured	1/15 at 70.63	Aa3	6,084,702
6,780	0.000%, 1/01/24 – AGM Insured	1/15 at 63.44	Aa3	3,563,839
46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,975	Lake County Community High School District 127, Grayslake, Illinois, General Obligation Bonds, Series 2002A, 9.000%, 2/01/13 – FGIC Insured	No Opt. Call	AAA	$2,329,690
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	No Opt. Call	AAA	2,306,048
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AAA	5,048,810
3,270	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,331,443
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	1,209,160
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	662,199
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AAA	2,161,300
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	1,637,120
6,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	6,968,650
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34	2/20 at 100.00	AA+	2,110,285
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA+	2,820,270
131,985	Total Illinois			98,930,298
	Indiana – 2.7% (1.8% of Total Investments)
4,695	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	2/11 at 100.00	A	4,731,715
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	4,209,254
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,350,760
2,000	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	A3	2,051,080
16,725	Total Indiana			17,342,809
	Iowa – 0.8% (0.5% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	886,638
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	4,482,600
5,970	Total Iowa			5,369,238
	Kansas – 1.1% (0.7% of Total Investments)
2,500	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21	11/12 at 100.00	AAA	2,692,100
3,715	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,677,999
500	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	500,840
6,715	Total Kansas			6,870,939
	Kentucky – 0.2% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,081,800
	Louisiana – 3.2% (2.1% of Total Investments)
7,415	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.000%, 12/01/32 – NPFG Insured	12/12 at 100.00	A	7,474,617

Nuveen Investments 47

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
$1,765	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	$1,824,922
3,350	5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	3,406,749
7,850	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	7,925,125
20,380	Total Louisiana			20,631,413
	Maryland – 1.1% (0.8% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,421,642
2,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	3,011,925
6,910	Total Maryland			7,433,567
	Michigan – 2.9% (1.9% of Total Investments)
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA+	4,935,650
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	5,188,950
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	3,070,313
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,386,498
3,795	Utica Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19	11/13 at 100.00	AA	4,162,773
17,995	Total Michigan			18,744,184
	Minnesota – 0.9% (0.6% of Total Investments)
930	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/10 at 101.00	A	940,128
1,520	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)	1/11 at 101.00	AA+	1,567,226
2,685	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	3,301,234
5,135	Total Minnesota			5,808,588
	Mississippi – 0.9% (0.6% of Total Investments)
5,900	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	5,929,500
	Missouri – 0.8% (0.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	3,464,000
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	1,664,650
13,000	Total Missouri			5,128,650
	Nebraska – 1.8% (1.2% of Total Investments)
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	11,969,625
	Nevada – 5.8% (3.8% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,149,900
11,615	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	12,041,967

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$6,125	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	N/R	$925,243
8,500	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	739,840
7,860	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	N/R	643,262
19,300	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	N/R	4,055,509
2,135	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/15 at 33.61	A	348,112
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.114% 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,983,300
73,035	Total Nevada			37,887,133
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	3,109,260
	New Jersey – 4.1% (2.7% of Total Investments)
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/37	1/17 at 35.47	BBB–	2,642,424
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	9,159,500
5,000	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 5.150%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	4,163,950
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	1,477,590
3,525	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,843,590
2,100	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,359,371
4,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	2,883,800
71,025	Total New Jersey			26,530,225
	New Mexico – 1.4% (0.9% of Total Investments)
5,925	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	6,213,251
2,475	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.250%, 6/01/12	No Opt. Call	AA	2,597,117
8,400	Total New Mexico			8,810,368
	New York – 4.8% (3.2% of Total Investments)
7,000	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	812,910
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	3,098,730
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30 (WI/DD, Settling 11/05/10)	2/21 at 100.00	Aa2	3,924,515
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	12/10 at 100.00	AA	5,021
4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,252,449
135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	147,601
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
1,000	5.000%, 8/01/17	8/12 at 100.00	AA	1,066,360
5,410	5.750%, 8/01/18	8/12 at 100.00	AA	5,835,334

Nuveen Investments 49

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,120	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AA (4)	$1,224,541
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	A	10,021,400
36,035	Total New York			31,388,861
	North Carolina – 5.8% (3.8% of Total Investments)
1,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	2,203,392
17,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	17,864,620
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,358,410
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA	3,983,760
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	8,066,925
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,061,443
35,300	Total North Carolina			37,538,550
	North Dakota – 3.6% (2.4% of Total Investments)
23,035	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2000A, 5.625%, 6/01/31 – AGM Insured	12/10 at 101.00	AA+	23,194,172
	Ohio – 8.1% (5.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,420	5.375%, 6/01/24	6/17 at 100.00	BBB	3,953,425
110	5.125%, 6/01/24	6/17 at 100.00	BBB	96,120
1,250	5.875%, 6/01/30	6/17 at 100.00	BBB	1,053,225
6,215	5.750%, 6/01/34	6/17 at 100.00	BBB	4,956,338
4,300	6.000%, 6/01/42	6/17 at 100.00	BBB	3,383,455
4,750	5.875%, 6/01/47	6/17 at 100.00	BBB	3,634,985
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	5,893,860
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,039,600
11,080	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Series 1999, 6.300%, 4/01/12	No Opt. Call	A	11,598,655
7,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,098,050
55,625	Total Ohio			52,707,713
	Oklahoma – 0.3% (0.2% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,781,614
	Oregon – 0.8% (0.5% of Total Investments)
5,000	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	5,112,800
	Pennsylvania – 7.1% (4.7% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	3,144,900
5,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/11 at 100.00	BB+	5,000,150
50 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,000	Pennsylvania Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30 (Pre-refunded 12/15/10) – NPFG Insured	12/10 at 100.00	N/R (4)	$5,033,700
5,975	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Motor License Special Fund, Subordinate Series 2010A, 0.000%, 12/01/34	No Opt. Call	Aa3	4,710,929
10,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	12/20 at 100.00	AA+	8,187,600
7,550	Pennsylvania, General Obligation Bonds, Second Series 2001, 5.000%, 9/15/14 (Pre-refunded 9/15/11)	9/11 at 101.00	Aa1 (4)	7,940,033
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	12,263,108
48,415	Total Pennsylvania			46,280,420
	Puerto Rico – 7.6% (5.0% of Total Investments)
3,330	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	3,559,437
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	8,737,280
	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003:
8,200	4.500%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	AAA	9,115,284
4,300	4.500%, 12/01/23 (UB)	12/13 at 100.00	AA+	4,384,663
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	11,182,300
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,507,226
7,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	1,212,400
6,390	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	6,408,084
51,530	Total Puerto Rico			49,106,674
	Rhode Island – 0.5% (0.3% of Total Investments)
3,310	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	3,313,707
	South Carolina – 6.0% (4.0% of Total Investments)
24,730	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	27,571,230
21,570	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	7,765,847
3,560	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/20 – AMBAC Insured	7/13 at 100.00	Aa2	3,883,141
49,860	Total South Carolina			39,220,218
	Tennessee – 0.8% (0.5% of Total Investments)
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2003A, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	BBB+	4,909,950
	Texas – 9.9% (6.5% of Total Investments)
2,500	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	1,923,300
11,255	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	10,697,315
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	330,150

Nuveen Investments 51

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$15,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	$14,134,350
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	1,621,700
6,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/10 at 100.50	CCC+	5,234,880
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30	8/16 at 49.21	Aaa	1,519,921
4,000	0.000%, 8/15/31	8/16 at 46.64	Aaa	1,451,040
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	478,639
1,250	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.000%, 12/01/20 – AGM Insured	12/11 at 100.00	AA+	1,303,113
2,400	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,598,600
9,350	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 – FGIC Insured	8/15 at 39.50	AA–	2,948,523
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/33	8/14 at 35.28	AAA	1,774,140
4,000	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	3,283,080
3,295	Tarrant County, Texas, Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1760-3, 16.624%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,364,722
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,940,113
5,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34	8/15 at 36.81	AAA	1,472,350
3,970	Wichita Falls, Wichita County, Texas, Priority Lien Water and Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/21 (Pre-refunded 8/01/11) – AMBAC Insured	8/11 at 100.00	AA– (4)	4,110,776
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/23	8/15 at 67.10	AAA	1,707,810
2,000	0.000%, 8/15/24	8/15 at 63.56	AAA	1,074,800
91,075	Total Texas			63,969,322
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,127,680
	Virginia – 2.6% (1.7% of Total Investments)
21,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	16,646,160
	Washington – 9.0% (5.9% of Total Investments)
2,755	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	A1	3,104,802
10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 – AGM Insured	7/11 at 101.00	Aaa	10,412,400
820	King County, Washington, Sewer Revenue Bonds, Series 2001, 5.000%, 1/01/23 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	863,911
1,680	King County, Washington, Sewer Revenue Bonds, Series 2001, 5.000%, 1/01/23 – FGIC Insured	1/12 at 100.00	AA+	1,749,838
2,150	Seattle, Washington, General Obligation Refunding and Improvement Bonds, Series 2002, 4.500%, 12/01/20	12/12 at 100.00	AAA	2,228,583
3,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	Aa1	3,205,290
3,520	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2001, 5.000%, 10/01/21 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 100.00	Aa3 (4)	3,668,403

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 – AGM Insured	5/18 at 100.00	AA+	$8,350,160
10,485	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	10,859,315
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	4,265,820
9,000	Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002C, 5.000%, 1/01/21 – AGM Insured	1/12 at 100.00	AA+	9,481,950
60,410	Total Washington			58,190,472
	Wisconsin – 2.5% (1.6% of Total Investments)
2,280	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,428,906
1,755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB	1,562,125
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, United Lutheran Program for the Aging Inc., Series 1998, 5.700%, 3/01/28	3/11 at 100.00	N/R	1,103,212
9,920	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,096,710
15,205	Total Wisconsin			16,190,953
	Wyoming – 0.7% (0.5% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+	4,510,440
$1,283,417	Total Investments (cost $981,606,506) – 152.2%			986,271,687
	Floating Rate Obligations – (6.7)%			(43,530,000)
	Other Assets Less Liabilities – 8.6%			56,174,899
	Variable Rate Demand Preferred Shares, at Liquidation Value – (54.1)% (6)			(350,900,000)
	Net Assets Applicable to Common Shares – 100%			$648,016,586

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 53

Nuveen Dividend Advantage Municipal Fund
NAD	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 150.6% (99.9% of Total Investments)
	Alabama – 0.3% (0.2% of Total Investments)
$1,600	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000, 5.750%, 12/01/20	12/10 at 102.00	A–	$1,622,912
	Alaska – 0.1% (0.1% of Total Investments)
750	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA	775,575
	Arizona – 1.2% (0.8% of Total Investments)
2,350	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,428,467
5,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	4,723,650
7,350	Total Arizona			7,152,117
	California – 7.6% (5.1% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A	262,132
6,000	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA+	2,079,180
6,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,817,310
65	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/11 at 100.00	A1	65,172
5,000	California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,070,950
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 – AGM Insured	No Opt. Call	AA+	5,216,400
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	1,502,235
9,925	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA+	9,811,756
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,750	5.000%, 6/01/33	6/17 at 100.00	BBB	4,759,218
1,000	5.125%, 6/01/47	6/17 at 100.00	BBB	720,710
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,581,546
1,495	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – NPFG Insured	1/11 at 100.00	A	1,499,844
17,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	2,659,990
65,220	Total California			44,046,443
	Colorado – 5.8% (3.8% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	897,986
3,330	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,596,500
	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A:
2,170	6.000%, 1/01/12 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A	2,187,555
675	6.000%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A	679,975
1,475	Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)	4/11 at 100.00	BB+	1,474,926

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$8,515	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	$3,446,021
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	6,408,750
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	10,861,800
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	1,696,625
2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – NPFG Insured	No Opt. Call	A	1,969,160
116,790	Total Colorado			33,219,298
	Connecticut – 0.3% (0.2% of Total Investments)
4,335	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	1,996,571
	Florida – 10.8% (7.2% of Total Investments)
1,325	Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago Village Apartments, Series 1997F, 5.800%, 12/01/17 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	N/R	1,325,954
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	15,047,250
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	2,438,575
13,625	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	13,897,500
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	22,352,880
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,458,366
61,820	Total Florida			62,520,525
	Georgia – 0.8% (0.5% of Total Investments)
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	4,638,850
	Idaho – 0.1% (0.1% of Total Investments)
110	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)	1/11 at 100.50	Aa2	114,703
140	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)	1/11 at 100.00	Aa2	142,895
195	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	204,011
445	Total Idaho			461,609
	Illinois – 32.3% (21.4% of Total Investments)
1,560	Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital, Series 1999, 5.750%, 12/01/12	12/10 at 101.00	BBB+	1,594,741
2,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	Aa2	770,890
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	Aa2	8,408,768
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
655	5.500%, 12/20/19 (Alternative Minimum Tax)	4/11 at 101.00	AA–	662,395
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/11 at 101.00	AA–	1,221,834
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/11 at 101.00	AA–	1,940,747

Nuveen Investments 55

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	$26,559,943
2,150	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	2,293,169
3,340	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	3,367,021
190	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 – AGM Insured	11/13 at 100.00	Aa2	209,447
810	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa2 (4)	917,892
500	Hoffman Estates Park District, Cook County, Illinois, General Obligation Bonds, Series 1999, 5.375%, 12/01/29 – NPFG Insured	12/11 at 100.00	AA+	506,570
3,935	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Lake County School District 116 – Round Lake, Series 1999, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	Baa1	3,512,656
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,140,700
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,597,485
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	2,036,580
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,016,040
5,570	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	5,788,288
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	4,383,880
9,800	Illinois Health Facilities Authority, Remarketed Revenue Bonds, University of Chicago Project, Series 1985A, 5.500%, 8/01/20	8/11 at 103.00	Aa1	10,210,620
5,595	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 1997A, 5.000%, 7/01/24 – NPFG Insured	1/11 at 100.00	A	5,416,911
5,490	Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/16	2/11 at 100.00	A+	5,498,015
1,500	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.800%, 1/01/36 – FGIC Insured	1/15 at 100.00	A+	1,488,210
2,000	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	A1	1,229,780
11,345	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/25 – AGM Insured	1/15 at 60.14	Aa3	5,632,225
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	2,196,450
22,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1999A, 5.500%, 12/15/24 – FGIC Insured	12/10 at 100.50	AAA	22,811,400
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A	6,652,608
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	A	6,635,460
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,216,300
1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 – SYNCORA GTY Insured	11/15 at 54.14	Aa2	783,270
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA+	27,319,524
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	4,152,225

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	$1,407,874
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,701,200
4,500	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	Aa3	3,368,655
200,820	Total Illinois			185,649,773
	Indiana – 4.4% (2.9% of Total Investments)
1,630	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	2/11 at 100.00	N/R	1,606,284
4,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	4,233,840
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	2,015,800
6,400	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2007A, Drivers 1847, 7.699%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	6,545,920
6,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	6,813,039
3,965	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Taxes Lease Rental Revenue Subordinate Bonds, Series 1997A, 5.000%, 6/01/22 – NPFG Insured	12/10 at 100.00	A	3,975,745
24,670	Total Indiana			25,190,628
	Iowa – 0.9% (0.6% of Total Investments)
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	5,475,330
	Kansas – 1.6% (1.0% of Total Investments)
3,825	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 1999, 4.000%, 10/01/18 – FGIC Insured	4/11 at 100.00	Aa2	3,830,164
3,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	3,132,570
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,097,939
10,555	Total Kansas			9,060,673
	Kentucky – 1.1% (0.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
1,850	5.850%, 10/01/17	4/11 at 100.00	BB–	1,816,034
5,000	5.875%, 10/01/22	4/11 at 100.00	BB–	4,560,100
6,850	Total Kentucky			6,376,134
	Louisiana – 7.1% (4.7% of Total Investments)
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,876,228
5,350	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	5,440,629
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	8,911,530
5,445	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,448,920
13,570	Louisiana Transportation Authority, Senior Lien Toll Road Revenue Bonds, Series 2005B, 0.000%, 12/01/28 – AMBAC Insured	12/10 at 38.89	Aa3	5,076,673

Nuveen Investments 57

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$8,870	5.500%, 5/15/30	5/11 at 101.00	BBB	$8,971,384
5,000	5.875%, 5/15/39	5/11 at 101.00	BBB	5,047,850
48,985	Total Louisiana			40,773,214
	Massachusetts – 2.2% (1.5% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	690,725
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	4,644,971
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A3	622,492
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,439,104
2,950	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	3,050,182
785	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	747,296
1,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A	521,780
13,460	Total Massachusetts			12,716,550
	Michigan – 4.4% (2.9% of Total Investments)
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A1	5,924,160
15,255	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.250%, 8/15/28	2/11 at 100.00	BB–	14,267,391
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,386,498
4,000	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.375%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	A	4,007,320
26,405	Total Michigan			25,585,369
	Minnesota – 1.4% (0.9% of Total Investments)
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,299,184
530	Minnesota Housing Finance Agency, Single Family Mortgage Bonds, Series 1998H-1, 5.650%, 7/01/31 (Alternative Minimum Tax)	1/11 at 100.00	AA+	552,419
6,905	Total Minnesota			7,851,603
	Missouri – 2.3% (1.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	3,031,000
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	1,894,000
1,885	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 – AMBAC Insured	6/11 at 101.00	AA–	1,958,421
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A:
300	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	311,538
2,185	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	2,269,035
3,670	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	3,811,148
20,040	Total Missouri			13,275,142
	Montana – 0.3% (0.2% of Total Investments)
460	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	12/10 at 100.00	AA+	468,059

58 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana (continued)
$1,000	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1999B, 6.400%, 12/01/32 (Alternative Minimum Tax)	12/10 at 100.00	A2	$989,670
1,460	Total Montana			1,457,729
	Nevada – 5.2% (3.4% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,766,600
9,675	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	10,030,653
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
8,000	0.000%, 1/01/19 – AMBAC Insured	No Opt. Call	N/R	1,066,560
4,000	5.625%, 1/01/32 – AMBAC Insured (6)	1/12 at 100.00	N/R	840,760
3,000	5.375%, 1/01/40 – AMBAC Insured (6)	1/11 at 100.00	N/R	630,390
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Trust 2634, 18.387%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	4,617,000
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,778,535
39,925	Total Nevada			29,730,498
	New Jersey – 6.7% (4.5% of Total Investments)
6,850	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 5.750%, 12/01/15	No Opt. Call	Baa1	7,703,784
1,830	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	12/10 at 101.00	Aaa	1,854,083
4,130	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,532,179
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	AA–	4,807,400
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	AA–	7,626,200
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
6,940	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,375,346
3,165	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,451,053
1,365	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,578,104
48,280	Total New Jersey			38,928,149
	New Mexico – 0.7% (0.4% of Total Investments)
3,730	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/32 – AGM Insured	7/14 at 100.00	AA+	3,834,813
	New York – 8.0% (5.3% of Total Investments)
2,170	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	1/11 at 100.00	A3	2,172,105
7,500	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/11 at 100.00	AA–	7,510,350
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	6,381,120
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	5,568,533
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,235,400
8,800	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	9,381,416

Nuveen Investments 59

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	A	$10,056,100
44,225	Total New York			46,305,024
	North Carolina – 1.1% (0.7% of Total Investments)
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,628,100
3,830	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	4,441,574
5,330	Total North Carolina			6,069,674
	Ohio – 4.1% (2.7% of Total Investments)
2,300	Amherst Exempted Village School District, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2001, 5.125%, 12/01/21 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 100.00	Aa2 (4)	2,420,865
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,275	5.375%, 6/01/24	6/17 at 100.00	BBB	1,140,411
160	5.125%, 6/01/24	6/17 at 100.00	BBB	139,811
1,800	5.875%, 6/01/30	6/17 at 100.00	BBB	1,516,644
1,740	5.750%, 6/01/34	6/17 at 100.00	BBB	1,387,615
3,930	5.875%, 6/01/47	6/17 at 100.00	BBB	3,007,472
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	5,893,860
3,635	Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Hamilton Creek Apartments Project, Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)	1/11 at 100.00	Aa2	3,637,908
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	3,774,319
840	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/10 at 100.00	Aa1	843,352
25,330	Total Ohio			23,762,257
	Oregon – 0.4% (0.3% of Total Investments)
2,355	Portland, Oregon, Downtown Waterfront Urban Renewal and Redevelopment Revenue Bonds, Series 2000A, 5.500%, 6/15/20 – AMBAC Insured	12/10 at 101.00	Aa3	2,410,931
	Pennsylvania – 3.5% (2.3% of Total Investments)
3,480	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	3,563,416
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,294,938
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,486,080
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	6,143,932
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	4,093,800
3,205	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%,8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	3,495,149
22,635	Total Pennsylvania			20,077,315
	Puerto Rico – 5.8% (3.9% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	2,672,250
	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003:
8,200	4.500%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	AAA	9,115,284
4,300	4.500%, 12/01/23 (UB)	12/13 at 100.00	AA+	4,384,667

60 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$12,845	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	A3	$1,645,188
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	11,182,300
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,507,226
42,155	Total Puerto Rico			33,506,915
	Rhode Island – 2.9% (2.0% of Total Investments)
2,015	Central Falls, Rhode Island, General Obligation School Bonds, Series 1999, 6.250%, 5/15/20 – RAAI Insured	11/10 at 101.00	B3	1,674,667
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.564%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,614,000
1,000	9.664%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,061,320
12,500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	12,577,000
17,015	Total Rhode Island			16,926,987
	South Carolina – 0.3% (0.2% of Total Investments)
1,500	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 2001, 5.000%, 5/01/31 – AMBAC Insured	5/11 at 101.00	AA–	1,511,670
	Tennessee – 1.2% (0.8% of Total Investments)
2,250	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	A2	2,266,155
2,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – AGM Insured	3/11 at 100.00	AA+	2,436,204
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,271,331
188	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5) (6)	11/17 at 100.00	N/R	78,062
7,173	Total Tennessee			7,051,752
	Texas – 6.3% (4.2% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	949,581
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,055,320
2,820	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	2,657,258
820	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA+ (4)	861,976
2,305	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	A	1,158,239
3,130	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	995,184
30,095	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/34	8/12 at 27.94	AAA	7,731,706
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 – FGIC Insured	8/15 at 37.33	AA–	2,779,296
33,160	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/38	8/14 at 26.50	AAA	7,305,148
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	1,018,580
3,295	Tarrant County, Texas, Cultural & Educational Facilities Financing Corporation, Revenue Bonds, Series 2007, Residuals 1760-3, 16.624%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,364,722

Nuveen Investments 61

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35	8/15 at 34.92	AAA	$1,954,260
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/20	8/15 at 78.46	AAA	2,034,000
3,000	0.000%, 8/15/22	8/15 at 70.77	AAA	1,809,600
103,530	Total Texas			36,674,870
	Utah – 0.1% (0.1% of Total Investments)
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999C-2, Class II:
135	5.700%, 7/01/19 (Alternative Minimum Tax)	1/11 at 100.75	Aaa	140,393
40	5.750%, 7/01/21 (Alternative Minimum Tax)	1/11 at 100.75	Aa2	40,341
310	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/11 at 100.00	AA–	310,471
485	Total Utah			491,205
	Virginia – 0.5% (0.3% of Total Investments)
3,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	N/R	2,978,880
	Washington – 11.2% (7.5% of Total Investments)
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 – SYNCORA GTY Insured	7/13 at 100.00	Aaa	4,459,880
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B:
1,755	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	1,771,164
2,590	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	2,611,523
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C:
875	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	883,059
1,260	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	1,270,471
3,595	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.500%, 3/01/19 (Pre-refunded 3/01/11) – AGM Insured	3/11 at 100.00	AA+ (4)	3,659,207
1,225	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.500%, 3/01/19 – AGM Insured	3/11 at 100.00	AA+	1,242,897
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,104,680
5,960	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	6,172,772
11,605	Washington, Certificates of Participation, Washington Convention and Trade Center, Series 1999, 5.250%, 7/01/16 – NPFG Insured	1/11 at 100.00	AA	11,644,805
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	2,757,921
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	13,203,083
18,470	0.000%, 1/01/21	No Opt. Call	AA+	13,134,017
74,335	Total Washington			64,915,479
	Wisconsin – 7.6% (5.0% of Total Investments)
1,690	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,963,020
560	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	582,322
3,810	La Crosse, Wisconsin, Industrial Development Revenue Refunding Bonds, Dairyland Power Cooperative, Series 1997C, 5.550%, 2/01/15 – AMBAC Insured	12/10 at 100.00	A3	3,830,917
7,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	Aa1	7,635,635
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–	4,731,304
4,380	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Kenosha Hospital and Medical Center Inc., Series 1999, 5.625%, 5/15/29	11/10 at 100.00	A	4,382,146

62 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$12,700	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Health System Corporation, Series 1999, 5.500%, 8/15/25 – AMBAC Insured	2/11 at 100.50	A2	$12,763,368
2,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	2,058,140
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	5,697,550
42,080	Total Wisconsin			43,644,402
$1,113,543	Total Municipal Bonds (cost $848,536,754)			868,666,866

Shares	Description (1)			Value
	Investment Companies – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.			$146,984
32,332	Invesco Van Kampen Quality Municipal Income Trust			431,956
	Total Investment Companies (cost $528,388)			578,940
	Total Investments (cost $849,065,142) – 150.7%			869,245,806
	Floating Rate Obligations – (8.9)%			(51,605,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (25.0)% (7)			(144,300,000)
	Other Assets Less Liabilities – 4.0%			23,628,962
	Auction Rate Preferred Shares, at Liquidation Value – (20.8)% (7)			(120,075,000)
	Net Assets Applicable to Common Shares – 100%			$576,894,768

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.6% and 13.8%, respectively.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 63

Nuveen Dividend Advantage Municipal Fund 2
NXZ	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.4% (3.0% of Total Investments)
$18,500	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 101.00	A1 (4)	$19,285,140
	Alaska – 0.4% (0.2% of Total Investments)
2,200	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	1,546,226
	Arizona – 0.7% (0.5% of Total Investments)
3,120	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	3,136,349
	Arkansas – 0.2% (0.1% of Total Investments)
925	Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, GNMA Mortgage-Backed Securities Program, Series 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)	1/12 at 100.00	AAA	932,132
	California – 13.0% (8.9% of Total Investments)
9,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 0.000%, 6/01/36	12/18 at 100.00	Baa3	7,194,420
6,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2001Q, 5.250%, 12/01/32	6/11 at 101.00	AAA	6,188,280
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,187,916
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – FGIC Insured	6/15 at 100.00	A2	18,991,800
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,775,950
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,400	5.000%, 6/01/33	6/17 at 100.00	BBB	1,158,766
1,000	5.125%, 6/01/47	6/17 at 100.00	BBB	720,710
6,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	6,108,780
3,000	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA+	980,910
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A	5,276,450
60	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/11 at 100.00	Baa1	58,791
60,540	Total California			56,642,773
	Colorado – 9.1% (6.2% of Total Investments)
2,245	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA	2,366,904
3,300	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,528,558
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,762,117
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,613,524
1,390	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/18 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	1,395,157
1,280	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31 (Alternative Minimum Tax)	5/11 at 101.00	N/R	1,244,326
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	877,348

64 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 102.00	AA+ (4)	$5,240,050
	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B:
22,000	0.000%, 6/15/28 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 35.65	AA+ (4)	7,783,160
17,650	0.000%, 6/15/29 (Pre-refunded 6/15/11) – AMBAC Insured	6/11 at 33.46	N/R (4)	5,859,271
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,046,390
64,320	Total Colorado			39,716,805
	District of Columbia – 1.3% (0.9% of Total Investments)
835	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/11 at 101.00	BBB	838,373
5,000	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,000,350
5,835	Total District of Columbia			5,838,723
	Florida – 4.2% (2.9% of Total Investments)
15,000	Jacksonville, Florida, Transportation Revenue Bonds, Series 2001, 5.250%, 10/01/29 – NPFG Insured	10/11 at 100.00	Aa2	15,430,500
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	3,017,250
18,000	Total Florida			18,447,750
	Hawaii – 2.3% (1.6% of Total Investments)
	Honolulu Board of Water Supply, Hawaii, Water System Revenue Bonds, Series 2001:
3,000	5.250%, 7/01/26 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AA+ (4)	3,100,980
6,725	5.250%, 7/01/31 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AA+ (4)	6,951,364
9,725	Total Hawaii			10,052,344
	Illinois – 16.4% (11.2% of Total Investments)
3,525	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/11 at 100.00	AAA	3,564,656
570	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32 (Alternative Minimum Tax)	4/11 at 105.00	AAA	599,555
5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3	1,344,250
3,985	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%, 1/01/33 – NPFG Insured	1/11 at 101.00	AA–	4,044,855
5,285	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%, 1/01/33 (Pre-refunded 1/01/11) – NPFG Insured	1/11 at 101.00	AA– (4)	5,383,248
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,609,425
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	3,534,824
910	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 – AMBAC Insured	9/11 at 100.00	BBB+	912,657
4,090	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 (Pre-refunded 9/01/11) – AMBAC Insured	9/11 at 100.00	BBB+ (4)	4,256,995
3,100	Illinois Development Finance Authority, Revenue Bonds, Midwestern University, Series 2001B, 6.000%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 101.00	AAA	3,221,737
9,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	A	9,594,810
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,788,550
5,000	Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 (Pre-refunded 2/15/11) – AGM Insured	2/11 at 101.00	AA+ (4)	5,123,400

Nuveen Investments 65

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,500	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	$2,556,500
2,275	Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16	6/11 at 100.00	AAA	2,332,603
2,500	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	A1	1,378,900
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
7,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	2,382,150
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,085,800
5,120	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 5.250%, 6/15/27 (Pre-refunded 11/18/10) – AMBAC Insured	11/10 at 100.00	A2 (4)	5,133,466
1,738	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	1,554,554
3,360	Northfield Township High School District 225, Cook County, Illinois, Glenbrook, General Obligation School Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	1,836,173
88,738	Total Illinois			71,239,108
	Indiana – 2.5% (1.7% of Total Investments)
2,135	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31	9/11 at 100.00	BBB	1,944,900
1,900	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,169,686
4,000	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.000%, 6/01/23 – AGM Insured	6/13 at 100.00	AA+	4,435,240
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (5), (7)	2/11 at 100.00	CCC	2,333,250
14,135	Total Indiana			10,883,076
	Iowa – 1.6% (1.1% of Total Investments)
1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R (4)	1,094,210
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	5,683,937
7,340	Total Iowa			6,778,147
	Kansas – 4.0% (2.7% of Total Investments)
17,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2001-III, 5.625%, 11/15/31	11/11 at 101.00	A+	17,279,480
	Kentucky – 0.2% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,081,800
	Louisiana – 5.3% (3.6% of Total Investments)
3,960	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	3,962,851
18,825	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	19,005,155
22,785	Total Louisiana			22,968,006
	Michigan – 12.5% (8.5% of Total Investments)
5,865	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,887,874
	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001A:
20,000	5.500%, 7/01/33 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 101.00	A1 (4)	20,902,200
15,390	5.250%, 7/01/33 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	Aa3 (4)	15,860,165
66 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$4,000	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A, 8.000%, 10/01/31	4/11 at 102.00	B1	$3,991,520
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.125%, 8/15/18	2/11 at 100.00	BB–	1,984,640
	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
1,630	6.250%, 8/15/13	2/11 at 100.00	BB–	1,630,603
4,035	6.500%, 8/15/18	2/11 at 100.00	BB–	4,034,879
52,920	Total Michigan			54,291,881
	Minnesota – 4.6% (3.1% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+	5,706,600
14,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32 (Pre-refunded 1/01/11) – FGIC Insured	1/11 at 100.00	AAA	14,120,960
19,000	Total Minnesota			19,827,560
	Montana – 0.4% (0.3% of Total Investments)
1,865	Montana Board of Housing, Single Family Program Bonds, Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)	12/10 at 100.00	AA+	1,866,399
	Nevada – 1.6% (1.1% of Total Investments)
12,275	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (6)	1/11 at 100.00	N/R	2,579,346
3,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (6)	1/12 at 100.00	N/R	8,050
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.387%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,462,400
1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.114%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,088,310
19,525	Total Nevada			7,138,106
	New Hampshire – 2.1% (1.4% of Total Investments)
8,000	New Hampshire Business Finance Authority, Pollution Control Remarketed Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1992A, 5.850%, 12/01/22	4/11 at 101.00	Baa1	8,160,000
1,070	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31 (Alternative Minimum Tax)	5/11 at 100.00	Aa2	1,075,543
9,070	Total New Hampshire			9,235,543
	New Jersey – 2.5% (1.7% of Total Investments)
3,995	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	4,021,487
310	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	329,446
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
2,200	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,471,722
425	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	491,351
3,085	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	3,527,081
10,015	Total New Jersey			10,841,087
	New Mexico – 5.5% (3.7% of Total Investments)
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
12,000	5.500%, 8/01/25 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	12,583,800
10,800	5.500%, 8/01/30 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	11,325,420
22,800	Total New Mexico			23,909,220

Nuveen Investments 67

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 8.7% (5.9% of Total Investments)
$12,020	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	$1,267,269
6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001L, 5.375%, 5/01/33 (Pre-refunded 5/01/11)	5/11 at 100.00	AAA	6,155,100
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA+	12,880,512
5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/12 at 101.00	B–	5,203,050
12,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2001C, 5.125%, 6/15/33 (UB)	6/11 at 101.00	AAA	12,354,120
47,820	Total New York			37,860,051
	North Carolina – 0.7% (0.5% of Total Investments)
2,950	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	2,916,547
	North Dakota – 0.3% (0.2% of Total Investments)
1,235	North Dakota Housing Finance Agency, Home Mortgage Finance Program Refunding Bonds, Series 2001A, 5.550%, 1/01/32 (Alternative Minimum Tax)	1/11 at 100.00	Aa1	1,263,887
	Ohio – 2.0% (1.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,000	5.750%, 6/01/34	6/17 at 100.00	BBB	7,974,800
1,000	5.875%, 6/01/47	6/17 at 100.00	BBB	765,260
11,000	Total Ohio			8,740,060
	Oregon – 3.0% (2.1% of Total Investments)
8,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Legacy Health System, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	A+	8,155,840
5,000	Oregon Department of Administrative Services, Certificates of Participation, Series 2001D, 5.000%, 5/01/26 – AMBAC Insured	5/11 at 101.00	Aa2	5,082,700
13,000	Total Oregon			13,238,540
	Pennsylvania – 3.1% (2.1% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	5,119,850
8,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	Aa3 (4)	8,177,680
13,000	Total Pennsylvania			13,297,530
	Puerto Rico – 2.2% (1.5% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,795,575
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,507,226
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
30,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,926,600
6,150	0.000%, 8/01/56	No Opt. Call	Aa2	351,165
42,960	Total Puerto Rico			9,580,566

68 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 26.3% (17.9% of Total Investments)
$10,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	$9,422,900
	Dallas-Fort Worth International Airport Public Facility Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
15,000	5.250%, 1/15/26 – AGM Insured	1/11 at 100.00	AA+	15,015,000
1,750	5.200%, 1/15/31 – AGM Insured	1/11 at 100.00	AA+	1,751,120
6,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	6,070,800
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2	10,208,900
1,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	A	206,400
31,170	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	30,437,193
40,000	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A	4,960,000
3,965	Harris County-Houston Sports Authority, Texas, Third Lien Revenue Bonds, Series 2004-A3., 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A	616,716
	Hays Consolidated Independent School District, Hays County, Texas, General Obligation School Building Bonds, Series 2001:
10,715	0.000%, 8/15/25 (Pre-refunded 8/15/11)	8/11 at 43.18	AAA	4,608,200
12,940	0.000%, 8/15/26 (Pre-refunded 8/15/11)	8/11 at 40.60	AAA	5,233,454
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,589,750
5,540	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	1,652,527
5,000	Metro Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Wilson N. Jones Memorial Hospital, Series 2001, 7.250%, 1/01/31	1/11 at 100.00	Aaa	5,053,850
3,295	Tarrant County, Texas, Cultural & Educational Facilities Financing Corporation, Revenue Bonds, Series 2007, Residuals 1760-3, 16.624%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,364,722
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,940,113
1,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/28 – AMBAC Insured	8/12 at 39.43	BBB+	341,500
10,500	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	8/11 at 100.00	Aaa	10,767,120
176,265	Total Texas			114,240,265
	Washington – 4.2% (2.8% of Total Investments)
5,405	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.125%, 3/01/26 (Pre-refunded 3/01/11) – AGM Insured	3/11 at 100.00	AA+ (4)	5,494,669
1,845	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.125%, 3/01/26 – AGM Insured	3/11 at 100.00	AA+	1,869,095
7,500	Washington State Health Care Facilities Authority, Revenue Bonds, Sisters of Providence Health System, Series 2001A, 5.250%, 10/01/21 – NPFG Insured	10/11 at 100.00	AA	7,715,924
810	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	838,915
2,100	Washington, Certificates of Participation, Washington Convention and Trade Center, Series 1999, 5.125%, 7/01/13 – NPFG Insured	1/11 at 100.00	AA	2,106,970
17,660	Total Washington			18,025,573

Nuveen Investments 69

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.2% (0.8% of Total Investments)
$5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22	10/11 at 100.00	BBB	$5,063,900
	Wisconsin – 0.3% (0.2% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R (4)	1,101,260
$801,248	Total Investments (cost $622,761,126) – 146.8%			638,265,834
	Floating Rate Obligations – (6.1)%			(26,661,650)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.1)% (8)			(196,000,000)
	Other Assets Less Liabilities – 4.4%			19,160,231
	Net Assets Applicable to Common Shares – 100%			$434,764,415

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.7%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70 Nuveen Investments

Nuveen Dividend Advantage Municipal Fund 3
NZF	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 148.1% (99.6% of Total Investments)
	Alabama – 1.6% (1.1% of Total Investments)
$3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	$3,607,520
5,655	Alabama State Port Authority, Revenue Bonds, State Docks Department Facilities, Series 2001, 5.250%, 10/01/26 (Pre-refunded 10/01/11) – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	A (4)	5,887,590
9,155	Total Alabama			9,495,110
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	702,830
	Arizona – 1.0% (0.7% of Total Investments)
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Series 2006, Trust 3151, 13.143%, 7/01/16 (IF)	No Opt. Call	AAA	4,123,121
2,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,078,406
5,590	Total Arizona			6,201,527
	Arkansas – 0.7% (0.4% of Total Investments)
	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,805	5.500%, 11/01/13	11/11 at 101.00	N/R	1,914,654
1,900	5.500%, 11/01/14	11/11 at 101.00	N/R	2,015,425
3,705	Total Arkansas			3,930,079
	California – 10.9% (7.3% of Total Investments)
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
2,065	5.000%, 3/01/28	3/13 at 100.00	A	2,068,015
140	5.000%, 3/01/33	3/13 at 100.00	A	138,137
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,644,868
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	Aa3	2,863,402
5,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	5,130,350
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.358%, 5/15/14 (IF)	No Opt. Call	Aa3	6,479,819
2,575	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	AA	2,576,596
	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B:
2,180	0.000%, 8/01/31 – FGIC Insured	8/12 at 32.87	A+	570,986
3,300	0.000%, 8/01/32 – FGIC Insured	8/12 at 30.97	A+	805,200
11,865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	8,551,224
	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2001:
12,280	5.750%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	12,708,081
5,000	5.375%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	5,069,350
1,500	5.250%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	1,514,400
10,000	5.500%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	10,049,300
10,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	1,564,700

Nuveen Investments 71

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	$1,049,670
80,560	Total California			64,784,098
	Colorado – 6.1% (4.1% of Total Investments)
2,250	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	2,519,213
1,565	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R (4)	1,780,109
1,775	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Series 2001, 7.375%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 100.00	N/R (4)	1,847,509
3,220	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,903,377
3,380	Colorado Housing Finance Authority, Multifamily Project Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31 (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,403,390
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	4,110,350
3,300	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,528,558
	Denver, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,762,117
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,613,524
2,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	2,082,220
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	865,640
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	1,748,300
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,046,390
36,140	Total Colorado			36,210,697
	Delaware – 0.2% (0.1% of Total Investments)
1,055	Delaware State Housing Authority, Multifamily Mortgage Revenue Bonds, Series 2001A, 5.400%, 7/01/24	7/12 at 100.00	Aa3	1,089,889
	District of Columbia – 0.8% (0.5% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,392,071
3,335	Washington DC Convention Center Authority, Dedicated Tax Revenue Bonds, Residuals Series 1730, 1731, 1736, 11.377%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	3,477,571
4,670	Total District of Columbia			4,869,642
	Florida – 2.1% (1.4% of Total Investments)
	Orange County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
1,105	5.400%, 12/01/32 – AGM Insured	12/11 at 100.00	AA+	1,112,602
2,195	5.450%, 12/01/41 – AGM Insured	12/11 at 100.00	AA+	2,208,016
2,775	Pace Property Finance Authority Inc., Florida, Utility System Improvement and Revenue Refunding Bonds, Series 1997, 5.250%, 9/01/17 – AMBAC Insured	3/11 at 100.00	N/R	2,777,775
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	5,520,405
1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	739,190
12,530	Total Florida			12,357,988

72 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.3% (1.5% of Total Investments)
$5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B, 5.625%, 1/01/30 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.50	A+	$5,035,550
2,700	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001, 7.900%, 12/01/24 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	2,949,993
2,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	1,324,600
3,740	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	3,845,917
500	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	370,280
13,940	Total Georgia			13,526,340
	Illinois – 17.8% (12.0% of Total Investments)
8,375	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.500%, 1/01/19 – AGM Insured (Alternative Minimum Tax)	1/11 at 101.00	AA+	8,485,466
4,950	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,983,116
2,220	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3	2,583,303
10,000	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.000%, 11/01/26 (Pre-refunded 11/01/11) – AMBAC Insured	11/11 at 100.00	Aa2 (4)	10,470,000
1,165	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,174,425
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	9,511,781
2,415	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 1 2/01/24 – AMBAC Insured	12/14 at 100.00	A1	2,483,151
3,385	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,269,775
9,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	12/11 at 101.00	BBB–	9,010,710
15,000	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 6.125%, 7/01/31 (Pre-refunded 7/01/11)	7/11 at 100.00	Baa3 (4)	15,564,900
5,000	Lake County School District 38, Big Hallow, Illinois, General Obligation Bonds, Series 2005, 0.000%, 2/01/22 – AMBAC Insured	No Opt. Call	N/R	2,628,900
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	5,125,050
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	10,565,600
16,900	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1999A, 5.250%, 12/15/28 – FGIC Insured	12/10 at 100.50	AAA	17,092,153
2,765	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	3,073,933
107,050	Total Illinois			106,022,263
	Indiana – 5.8% (3.9% of Total Investments)
	Clark-Pleasant Community School Building Corporation, Indiana, First Mortgage Bonds, Series 2001:
1,255	5.000%, 7/15/21 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,325,506
1,000	5.000%, 1/15/26 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,056,180
	Evansville Vanderburgh Public Library Lease Corporation, Indiana, First Mortgage Bonds, Series 2001:
2,000	5.750%, 7/15/18 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	2,130,480
2,750	5.125%, 1/15/24 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	2,908,648

Nuveen Investments 73

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,250	Hamilton Southeastern Cumberland Campus School Building Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.125%, 1/15/23 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	A (4)	$1,322,113
9,500	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	2/11 at 100.00	A	9,574,290
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3	4,461,254
2,600	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	2,549,586
3,500	University of Southern Indiana, Student Fee Bonds, Series 2001H, 5.000%, 10/01/21 – AMBAC Insured	10/11 at 100.00	A1	3,551,765
	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,357,475
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,348,625
1,090	Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.500%, 7/15/22 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 101.00	A1 (4)	1,217,377
34,175	Total Indiana			34,803,299
	Iowa – 5.3% (3.6% of Total Investments)
2,000	Iowa Finance Authority, Healthcare Revenue Bonds, Great River Medical Center, Series 2001, 5.250%, 5/15/31 – AGM Insured	5/11 at 100.00	Aa3	2,005,960
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	782,190
	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
23,665	5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	24,505,817
3,950	5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	4,111,002
30,615	Total Iowa			31,404,969
	Kansas – 0.3% (0.2% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/14 at 103.00	N/R	834,840
1,000	5.125%, 5/15/42	5/14 at 103.00	N/R	824,350
2,000	Total Kansas			1,659,190
	Kentucky – 3.4% (2.3% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA+	1,078,550
18,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.125%, 5/15/27 – NPFG Insured	11/11 at 101.00	AA–	18,931,975
19,500	Total Kentucky			20,010,525
	Louisiana – 4.5% (3.0% of Total Investments)
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	3,191,760
3,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,663,629
19,890	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	20,080,347
26,590	Total Louisiana			26,935,736
	Maine – 1.0% (0.7% of Total Investments)
	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2001B:
4,610	5.400%, 11/15/21 (Alternative Minimum Tax)	11/10 at 100.00	AA+	4,614,380
1,610	5.500%, 11/15/32 (Alternative Minimum Tax)	11/10 at 100.00	AA+	1,610,869
6,220	Total Maine			6,225,249

74 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 2.5% (1.7% of Total Investments)
$1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	$779,640
1,570	Maryland Community Development Administration, Insured Multifamily Housing Mortgage Loan Revenue Bonds, Series 2001B, 5.250%, 7/01/21 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	1,582,011
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	1,392,500
10,600	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/11 at 100.00	N/R	10,606,148
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	544,899
15,725	Total Maryland			14,905,198
	Massachusetts – 2.9% (2.0% of Total Investments)
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	1,191,245
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	791,110
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,696,768
4,860	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.134%, 6/01/16 (IF)	No Opt. Call	AA	5,580,107
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	4,727,400
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	3,485,998
17,300	Total Massachusetts			17,472,628
	Michigan – 9.5% (6.4% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA+	17,010,300
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	1,413,920
11,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA (4)	11,510,290
1,165	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/18	10/11 at 100.00	Aa3	1,206,602
70	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/18 (Pre-refunded 10/15/11)	10/11 at 100.00	A+ (4)	73,484
1,355	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.250%, 8/15/23	2/11 at 100.00	Ba3	1,324,296
3,210	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sisters of Mercy Health Corporation, Series 1993P, 5.375%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	3,476,205
	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sparrow Obligated Group, Series 2001:
1,400	5.500%, 11/15/21 (Pre-refunded 11/15/11)	11/11 at 101.00	A+ (4)	1,487,668
2,500	5.625%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A+ (4)	2,659,800
3,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	3,609,095
12,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	12,642,149
53,840	Total Michigan			56,413,809

Nuveen Investments 75

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 1.2% (0.8% of Total Investments)
$2,215	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/11 at 105.00	Aaa	$2,335,053
3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	3,632,220
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,245,723
6,590	Total Minnesota			7,212,996
	Mississippi – 0.9% (0.6% of Total Investments)
2,155	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	11/10 at 102.00	AAA	2,181,700
3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,114,270
5,155	Total Mississippi			5,295,970
	Missouri – 2.9% (2.0% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	N/R	1,383,279
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	774,870
1,825	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (4)	2,006,478
	Missouri Development Finance Board, Cultural Facilities Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
3,335	5.250%, 12/01/19 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,513,389
3,510	5.250%, 12/01/20 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,697,750
3,695	5.250%, 12/01/21 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,892,646
2,040	5.250%, 12/01/22 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	2,149,120
16,900	Total Missouri			17,417,532
	Montana – 0.8% (0.5% of Total Investments)
5,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.50	B	4,687,900
	Nebraska – 0.7% (0.5% of Total Investments)
	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2001D:
1,000	5.250%, 9/01/21 (Alternative Minimum Tax)	9/11 at 100.00	AAA	1,022,550
1,315	5.375%, 9/01/32 (Alternative Minimum Tax)	9/11 at 100.00	AAA	1,359,789
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.418%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,624,191
3,320	Total Nebraska			4,006,530
	Nevada – 2.7% (1.8% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,766,600
2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	N/R	420,260
4,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	9,200
155	Nevada Housing Division, Single Family Mortgage Bonds, Senior Series 1998A-1, 5.300%, 4/01/18 (Alternative Minimum Tax)	4/11 at 100.00	Aaa	159,520
4,290	University of Nevada, Revenue Bonds, Community College System, Series 2001A, 5.250%, 7/01/26 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	4,535,946
20,445	Total Nevada			15,891,526

76 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3% (0.2% of Total Investments)
$2,000	New Hampshire Health and Education Authority, Hospital Revenue Bonds, Concord Hospital, Series 2001, 5.500%, 10/01/21 – AGM Insured	10/11 at 101.00	Aa3	$2,046,840
	New Jersey – 4.7% (3.1% of Total Investments)
10,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 2002A, 5.250%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 101.00	A2	10,119,000
620	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	520,540
4,125	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,526,693
12,970	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	AA–	3,519,410
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	AA–	7,626,200
2,045	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	1,513,484
49,760	Total New Jersey			27,825,327
	New York – 4.5% (3.0% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	N/R	825,714
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,368,088
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	427,006
1,780	East Rochester Housing Authority, New York, GNMA Secured Revenue Bonds, Gates Senior Housing Inc., Series 2001, 5.300%, 4/20/31	10/11 at 101.00	N/R	1,811,079
5,010	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,809,901
4,155	Monroe County Airport Authority, New York, Revenue Refunding Bonds, Greater Rochester International Airport, Series 1999, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	4,407,333
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	8,508,160
1,715	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	8/12 at 100.00	AA	1,845,820
785	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	AA (4)	856,561
2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16	6/11 at 100.00	AA–	2,047,800
29,020	Total New York			26,907,462
	North Carolina – 1.2% (0.8% of Total Investments)
1,710	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.679%, 7/15/32 (IF)	1/18 at 100.00	AA–	1,847,022
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,243,956
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	2,020,463
515	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R (4)	568,725
1,085	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13	No Opt. Call	A	1,190,137
6,260	Total North Carolina			6,870,303

Nuveen Investments 77

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 0.9% (0.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$3,140	5.125%, 6/01/24	6/17 at 100.00	BBB	$2,743,795
710	5.875%, 6/01/30	6/17 at 100.00	BBB	598,232
685	5.750%, 6/01/34	6/17 at 100.00	BBB	546,274
1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	1,201,458
6,105	Total Ohio			5,089,759
	Oklahoma – 2.0% (1.3% of Total Investments)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,370	5.000%, 2/15/37	2/17 at 100.00	A	4,379,046
955	5.000%, 2/15/42	2/17 at 100.00	A	955,439
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA	6,424,543
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, Trust 3500, 8.333%, 6/15/30 (IF)	12/16 at 100.00	AA	91,037
11,718	Total Oklahoma			11,850,065
	Oregon – 0.8% (0.5% of Total Investments)
4,700	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, PeaceHealth Project, Series 2001, 5.250%, 11/15/21 – AMBAC Insured	11/11 at 101.00	AA–	4,815,714
	Pennsylvania – 1.9% (1.3% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
2,000	9.250%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	2,047,940
2,000	9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	2,047,940
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	456,315
3,500	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.600%, 1/01/19 (Alternative Minimum Tax)	1/11 at 100.00	CC	1,989,925
1,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	1,435,462
3,205	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	3,495,149
12,605	Total Pennsylvania			11,472,731
	Puerto Rico – 0.4% (0.3% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	2,610,825
	Tennessee – 1.2% (0.8% of Total Investments)
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A–	631,488
5,210	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/14 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AA+	5,277,886
275	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	270,397
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
100	5.500%, 11/01/37 (5) (7)	11/17 at 100.00	N/R	41,633
350	5.500%, 11/01/46 (5) (7)	11/17 at 100.00	N/R	145,716
760	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)	7/11 at 100.00	AA+	764,940
10,375	Total Tennessee			7,132,060

78 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 21.6% (14.6% of Total Investments)
$5,445	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	$5,461,117
	Collins and Denton Counties, Frisco, Texas, General Obligation Bonds, Series 2001:
1,910	5.000%, 2/15/20 – FGIC Insured	2/11 at 100.00	Aa1	1,936,645
2,005	5.000%, 2/15/21 – FGIC Insured	2/11 at 100.00	Aa1	2,032,970
3,850	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,874,063
5,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.000%, 9/01/25	9/14 at 100.00	N/R	5,051,100
4,040	Harris County, Texas, Tax and Revenue Certificates of Obligation, Series 2001, 5.000%, 8/15/27	8/11 at 100.00	AAA	4,191,540
6,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	7,587,900
7,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 1998B, 5.250%, 7/01/14 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A	7,018,410
	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A:
2,525	5.500%, 7/01/13 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	2,645,796
2,905	5.500%, 7/01/14 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	3,043,278
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,605,694
	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001:
8,500	5.400%, 8/15/31 – AMBAC Insured	8/11 at 100.00	N/R	8,808,210
8,500	5.500%, 8/15/41 – AMBAC Insured	8/11 at 100.00	N/R	8,814,925
3,090	Laredo Independent School District, Webb County, Texas, General Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25	8/11 at 100.00	AAA	3,174,357
7,610	Laredo Independent School District, Webb County, Texas, General Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25 (Pre-refunded 8/01/11)	8/11 at 100.00	Aaa	7,883,351
8,000	Lower Colorado River Authority, Texas, Transmission Contract Refunding Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A	8,313,760
2,500	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	2,469,600
3,150	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3	3,325,644
3,045	Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2001B, 5.500%, 10/01/17 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,122,648
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	No Opt. Call	AA–	3,678,745
7,700	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,740,733
9,040	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33 (Alternative Minimum Tax)	7/11 at 100.00	AAA	9,183,194
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/37	8/15 at 31.98	AAA	2,308,747
9,110	0.000%, 8/15/40	8/15 at 27.11	AAA	1,949,176
7,110	0.000%, 8/15/44	8/15 at 21.88	AAA	1,223,631
144,845	Total Texas			129,445,234
	Utah – 0.4% (0.3% of Total Investments)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
750	5.200%, 1/01/18 (Alternative Minimum Tax)	7/11 at 100.00	AA–	756,720
245	5.500%, 1/01/23 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	253,016

Nuveen Investments 79

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
$1,155	4.950%, 7/01/18 (Alternative Minimum Tax)	7/11 at 100.00	AA–	$1,179,624
365	5.300%, 7/01/23 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	373,957
2,515	Total Utah			2,563,317
	Virginia – 0.2% (0.1% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	943,100
	Washington – 15.6% (10.5% of Total Investments)
	Bellingham Housing Authority, Washington, Housing Revenue Bonds, Varsity Village Project, Series 2001A:
1,000	5.500%, 12/01/27 – NPFG Insured	12/11 at 100.00	Aa3	1,014,610
2,000	5.600%, 12/01/36 – NPFG Insured	12/11 at 100.00	Aa3	2,018,580
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,713,150
12,955	Port of Seattle, Washington, Passenger Facility Charge Revenue Bonds, Series 1998A, 5.300%, 12/01/16 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	A+	12,981,299
	Port of Seattle, Washington, Revenue Bonds, Series 2001B:
2,535	5.625%, 4/01/18 – FGIC Insured (Alternative Minimum Tax) (UB)	10/11 at 100.00	Aa2	2,626,209
16,000	5.100%, 4/01/24 – FGIC Insured (Alternative Minimum Tax) (UB)	1/11 at 100.00	Aa2	16,007,520
1,440	Public Utility District 1, Benton County, Washington, Electric Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 (Pre-refunded 11/01/11) – AGM Insured	11/11 at 100.00	AA+ (4)	1,516,147
650	Public Utility District 1, Benton County, Washington, Electric Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 – AGM Insured	11/11 at 100.00	AA+	679,281
4,235	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.500%, 3/01/18 (Pre-refunded 3/01/11) – AGM Insured	3/11 at 100.00	AA+ (4)	4,310,636
1,445	Seattle, Washington, Municipal Light and Power Revenue Refunding and Improvement Bonds, Series 2001, 5.500%, 3/01/18 – AGM Insured	3/11 at 100.00	AA+	1,466,110
4,530	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2001, 5.250%, 12/01/21 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA (4)	4,770,045
3,720	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2001, 5.375%, 10/01/18 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 100.00	Aa3 (4)	3,889,631
	Washington State Health Care Facilities Authority, Revenue Bonds, Good Samaritan Hospital, Series 2001:
5,480	5.500%, 10/01/21 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	BBB– (4)	5,790,825
25,435	5.625%, 10/01/31 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	BBB– (4)	26,906,668
	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001:
3,005	5.375%, 12/01/17 – AMBAC Insured	12/11 at 101.00	BBB	3,074,025
2,915	5.375%, 12/01/18 – AMBAC Insured	12/11 at 101.00	BBB	2,975,078
89,845	Total Washington			92,739,814
	Wisconsin – 4.4% (3.0% of Total Investments)
	Appleton, Wisconsin, Waterworks Revenue Refunding Bonds, Series 2001:
3,705	5.375%, 1/01/20 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	3,919,630
1,850	5.000%, 1/01/21 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	1,949,066
12,250	La Crosse, Wisconsin, Pollution Control Revenue Refunding Bonds, Dairyland Power Cooperative, Series 1997B, 5.550%, 2/01/15 – AMBAC Insured	12/10 at 100.00	A	12,317,252
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	926,770
350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/11 at 101.00	AA–	356,782
3,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)	10/11 at 101.00	AA– (4)	3,855,640

80 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25	2/12 at 100.00	BBB+	$2,530,375
330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	308,722
25,635	Total Wisconsin			26,164,237
$937,653	Total Municipal Bonds (cost $870,485,123)			882,010,308

Shares	Description (1)			Value
	Investment Companies – 0.6% (0.4% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.			$104,517
26,880	Dreyfus Strategic Municipal Fund			240,845
131,278	DWS Municipal Income Trust			1,667,231
43,020	Invesco Van Kampen Investment Grade Municipal Trust			645,300
30,000	Invesco Van Kampen Municipal Opportunity Trust			435,300
43,420	PIMCO Municipal Income Fund II			505,409
	Total Investment Companies (cost $3,325,133)			3,598,602
	Total Investments (cost $873,810,256) – 148.7%			885,608,910
	Floating Rate Obligations – (11.5)%			(68,408,650)
	Other Assets Less Liabilities – 2.6%			15,162,684
	Auction Rate Preferred Shares, at Liquidation Value – (39.8)% (6)			(236,950,000)
	Net Assets Applicable to Common Shares – 100%			$595,412,944

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.8%.
(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 81

Statement of
Assets & Liabilities
October 31, 2010

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO	)
Assets
Investments, at value (cost $1,299,836,945, $958,307,804 and $981,606,506, respectively)	$1,360,959,631		$985,104,177		$986,271,687
Cash	3,301,519		6,787,016		—
Receivables:
Dividends and interest	18,370,483		15,953,440		16,003,092
Investments sold	795,000		595,000		61,144,000
Deferred offering costs	—		2,089,923		4,131,100
Other assets	298,376		429,482		395,655
Total assets	1,383,725,009		1,010,959,038		1,067,945,534
Liabilities
Cash overdraft	—		—		9,292,196
Floating rate obligations	42,325,000		67,694,983		43,530,000
Payables:
Investments purchased	—		—		11,733,982
Auction Rate Preferred share dividends	25,686		—		—
Common share dividends	4,120,327		3,054,302		3,244,159
Interest	—		—		—
Offering costs	—		243,294		393,751
MuniFund Term Preferred shares, at liquidation value	—		—		—
Variable Rate Demand Preferred shares, at liquidation value	—		296,800,000		350,900,000
Accrued expenses:
Management fees	711,784		463,640		460,508
Other	490,583		338,860		374,352
Total liabilities	47,673,380		368,595,079		419,928,948
Auction Rate Preferred shares, at liquidation value	419,900,000		—		—
Net assets applicable to Common shares	$916,151,629		$642,363,959		$648,016,586
Common shares outstanding	59,932,964		43,437,773		45,728,661
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.29		$14.79		$14.17
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$599,330		$434,378		$457,287
Paid-in surplus	838,632,973		607,474,070		638,055,592
Undistributed (Over-distribution of) net investment income	16,554,168		10,244,572		9,994,354
Accumulated net realized gain (loss)	(757,528)		(2,585,434)		(5,155,828)
Net unrealized appreciation (depreciation)	61,122,686		26,796,373		4,665,181
Net assets applicable to Common shares	$916,151,629		$642,363,959		$648,016,586
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred	1,000,000		1,000,000		1,000,000
MuniFund Term Preferred	—		—		—
Variable Rate Demand Preferred	—		Unlimited		Unlimited

See accompanying notes to financial statements.

82 Nuveen Investments

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Assets
Investments, at value (cost $849,065,142, $622,761,126 and $873,810,256, respectively)	$869,245,806		$638,265,834		$885,608,910
Cash	—		143,248		2,868,068
Receivables:
Dividends and interest	13,037,400		11,395,924		15,108,099
Investments sold	19,428,125		8,110,000		854,980
Deferred offering costs	2,240,083		2,142,508		—
Other assets	193,963		225,482		179,059
Total assets	904,145,377		660,282,996		904,619,116
Liabilities
Cash overdraft	1,211,715		—		—
Floating rate obligations	51,605,000		26,661,650		68,408,650
Payables:
Investments purchased	5,859,060		—		—
Auction Rate Preferred share dividends	18,956		—		13,176
Common share dividends	2,872,111		2,273,787		3,203,704
Interest	324,675		—		—
Offering costs	264,290		108,461		—
MuniFund Term Preferred shares, at liquidation value	144,300,000		—		—
Variable Rate Demand Preferred shares, at liquidation value	—		196,000,000		—
Accrued expenses:
Management fees	452,429		300,942		429,349
Other	267,373		173,741		201,293
Total liabilities	207,175,609		225,518,581		72,256,172
Auction Rate Preferred shares, at liquidation value	120,075,000		—		236,950,000
Net assets applicable to Common shares	$576,894,768		$434,764,415		$595,412,944
Common shares outstanding	39,291,788		29,457,616		40,387,484
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.68		$14.76		$14.74
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$392,918		$294,576		$403,875
Paid-in surplus	550,768,797		420,274,997		575,669,056
Undistributed (Over-distribution of) net investment income	10,503,735		5,571,360		10,037,019
Accumulated net realized gain (loss)	(4,951,346)		(6,881,226)		(2,495,660)
Net unrealized appreciation (depreciation)	20,180,664		15,504,708		11,798,654
Net assets applicable to Common shares	$576,894,768		$434,764,415		$595,412,944
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Auction Rate Preferred	Unlimited		Unlimited		Unlimited
MuniFund Term Preferred	Unlimited		—		—
Variable Rate Demand Preferred	—		Unlimited		—

See accompanying notes to financial statements.

Nuveen Investments 83

Statement of
Operations
Year Ended October 31, 2010

	Performance	Municipal	Market	Dividend	Dividend	Dividend
	Plus	Advantage	Opportunity	Advantage	Advantage 2	Advantage 3
	(NPP)	(NMA)	(NMO)	(NAD)	(NXZ)	(NZF)
Investment Income	$ 72,056,112	$ 54,208,788	$56,140,788	$ 48,338,588	$ 37,271,671	$ 49,001,552
Expenses
Management fees	8,282,805	5,883,150	6,139,059	5,249,483	3,864,345	5,474,555
Auction fees	629,851	373,984	436,007	273,142	188,684	355,426
Dividend disbursing agent fees	50,000	27,370	20,712	30,000	—	30,000
Shareholders’ servicing agent fees and expenses	117,000	74,378	77,225	10,564	4,554	6,005
Interest expense and amortization of offering costs	315,958	1,300,418	1,326,715	3,028,798	1,642,473	537,601
Liquidity fees	—	2,232,196	2,141,422	—	1,638,402	—
Custodian’s fees and expenses	222,499	162,684	173,905	145,309	106,581	146,151
Directors’/Trustees’ fees and expenses	37,514	26,280	28,008	26,601	19,205	26,442
Professional fees	157,088	120,149	190,558	166,190	143,853	140,053
Shareholders’ reports – printing and mailing expenses	251,068	130,026	177,308	123,140	84,657	114,125
Stock exchange listing fees	20,305	14,711	15,440	13,314	4,117	5,648
Other expenses	20,974	11,015	12,729	355	11,180	5,216
Total expenses before custodian fee
credit and expense reimbursement	10,105,062	10,356,361	10,739,088	9,066,896	7,708,051	6,841,222
Custodian fee credit	(10,109)	(13,030)	(14,257)	(9,552)	(5,806)	(5,521)
Expense reimbursement	—	—	—	—	(442,943)	(857,879)
Net expenses	10,094,953	10,343,331	10,724,831	9,057,344	7,259,302	5,977,822
Net investment income	61,961,159	43,865,457	45,415,957	39,281,244	30,012,369	43,023,730
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,333,340	2,499,059	7,021,125	1,079,125	1,450,091	786,636
Change in net unrealized appreciation (depreciation) of investments	36,406,331	29,929,503	18,357,610	27,410,233	6,351,263	20,450,314
Net realized and unrealized gain (loss)	41,739,671	32,428,562	25,378,735	28,489,358	7,801,354	21,236,950
Distributions to Auction Rate Preferred Shareholders
From net investment income	(1,674,198)	(355,444)	(606,064)	(724,675)	—	(880,640)
From accumulated net realized gains	(47,490)	(183,376)	—	—	—	(125,552)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(1,721,688)	(538,820)	(606,064)	(724,675)	—	(1,006,192)
Net increase (decrease) in net assets applicable to Common shares from operations	$101,979,142	$75,755,199	$70,188,628	$67,045,927	$37,813,723	$63,254,488

See accompanying notes to financial statements.

84 Nuveen Investments

Statement of
Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Operations
Net investment income	$61,961,159	$61,694,850	$43,865,457	$47,685,667	$45,415,957	$49,900,093
Net realized gain (loss) from:
Investments	5,333,340	(3,345,387)	2,499,059	(953,244)	7,021,125	2,387,779
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	36,406,331	101,733,867	29,929,503	77,128,841	18,357,610	49,202,041
Futures contracts	—	—	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(1,674,198)	(3,512,067)	(355,444)	(2,612,721)	(606,064)	(2,842,583)
From accumulated net realized gains	(47,490)	—	(183,376)	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	101,979,142	156,571,263	75,755,199	121,248,543	70,188,628	98,647,330
Distributions to Common Shareholders
From net investment income	(55,177,839)	(47,194,320)	(42,290,819)	(36,309,116)	(43,873,378)	(36,674,027)
From accumulated net realized gains	(814,831)	—	(2,827,574)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(55,992,670)	(47,194,320)	(45,118,393)	(36,309,116)	(43,873,378)	(36,674,027)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	292,445	—	2,913,988	271,443	2,382,420	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	292,445	—	2,913,988	271,443	2,382,420	—
Net increase (decrease) in net assets applicable to Common shares	46,278,917	109,376,943	33,550,794	85,210,870	28,697,670	61,973,303
Net assets applicable to Common shares at the beginning of year	869,872,712	760,495,769	608,813,165	523,602,295	619,318,916	557,345,613
Net assets applicable to Common shares at the end of year	$916,151,629	$869,872,712	$642,363,959	$608,813,165	$648,016,586	$619,318,916
Undistributed (Over-distribution of) net investment income at the end of year	$16,554,168	$11,740,346	$10,244,572	$8,985,143	$9,994,354	$9,176,487

See accompanying notes to financial statements.

Nuveen Investments 85

Statement of
Changes in Net Assets (continued)

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Operations
Net investment income	$39,281,244	$42,070,572	$30,012,369	$30,653,112	$43,023,730	$43,429,444
Net realized gain (loss) from:
Investments	1,079,125	(762,348)	1,450,091	(3,563,781)	786,636	(520,239)
Futures contracts	—	—	—	—	—	1,331,299
Change in net unrealized appreciation (depreciation) of:
Investments	27,410,233	76,279,407	6,351,263	50,177,046	20,450,314	76,051,358
Futures contracts	—	—	—	—	—	679,241
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(724,675)	(2,117,175)	—	—	(880,640)	(2,094,400)
From accumulated net realized gains	—	—	—	—	(125,552)	—
Net increase (decrease) in net assets applicable to Common shares from operations	67,045,927	115,470,456	37,813,723	77,266,377	63,254,488	118,876,703
Distributions to Common Shareholders
From net investment income	(35,752,124)	(32,490,598)	(28,615,006)	(26,078,788)	(38,518,652)	(34,349,713)
From accumulated net realized gains	—	—	—	—	(2,547,863)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(35,752,124)	(32,490,598)	(28,615,006)	(26,078,788)	(41,066,515)	(34,349,713)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	66,815	—	312,251	126,288	137,143	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	66,815	—	312,251	126,288	137,143	—
Net increase (decrease) in net assets applicable to Common shares	31,360,618	82,979,858	9,510,968	51,313,877	22,325,116	84,526,990
Net assets applicable to Common shares at the beginning of year	545,534,150	462,554,292	425,253,447	373,939,570	573,087,828	488,560,838
Net assets applicable to Common shares at the end of year	$576,894,768	$545,534,150	$434,764,415	$425,253,447	$595,412,944	$573,087,828
Undistributed (Over-distribution of)net investment income at the end of year	$10,503,735	$7,380,865	$5,571,360	$3,538,442	$10,037,019	$6,415,652

See accompanying notes to financial statements.

86 Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2010

	Municipal	Market	Dividend
	Advantage	Opportunity	Advantage
	(NMA )	(NMO )	(NAD )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$75,755,199	$70,188,628	$67,045,927
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(150,166,786)	(259,440,032)	(69,300,881)
Proceeds from sales and maturities of investments	152,362,425	305,137,227	72,921,700
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(6,074,440)	(8,974,047)	(7,913,593)
(Increase) Decrease in receivable for dividends and interest	251,621	(493,296)	314,622
(Increase) Decrease in receivable for investments sold	26,737,250	(40,760,100)	3,013,175
(Increase) Decrease in other assets	(218,643)	(155,001)	(25,105)
Increase (Decrease) in payable for investments purchased	(19,528,605)	(5,743,331)	(1,415,816)
Increase (Decrease) in payable for Auction Rate Preferred share dividends	(14,566)	(18,882)	7,703
Increase (Decrease) in payable for interest	—	—	324,675
Increase (Decrease) in accrued management fees	(35,630)	(63,324)	8,646
Increase (Decrease) in accrued other liabilities	(6,636)	26,908	(5,077)
Net realized (gain) loss from investments	(2,499,059)	(7,021,125)	(1,079,125)
Change in net unrealized (appreciation) depreciation of investments	(29,929,503)	(18,357,610)	(27,410,233)
Taxes paid on undistributed capital gains	—	(100)	(493)
Net cash provided by (used in) operating activities	46,632,627	34,325,915	36,486,125
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	9,292,196	(1,490,502)
Cash distributions paid to Common shareholders	(41,925,387)	(41,155,298)	(35,594,830)
Increase (Decrease) in floating rate obligations	—	(5,215,000)	—
(Increase) Decrease in deferred offering costs	(2,089,923)	(4,131,100)	(2,240,083)
Increase (Decrease) in payable for offering costs	243,294	393,751	264,290
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	(293,200,000)	(346,675,000)	(141,725,000)
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—	144,300,000
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	296,800,000	350,900,000	—
Net cash provided by (used in) financing activities	(40,172,016)	(36,590,451)	(36,486,125)
Net Increase (Decrease) in Cash	6,460,611	(2,264,536)	—
Cash at the beginning of year	326,405	2,264,536	—
Cash at the End of Year	$6,787,016	$—	$—

Supplemental Disclosure of Cash Flow Information

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage
	(NMA	)	(NMO	)	(NAD	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$1,256,341		$1,243,815		$2,384,206

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $2,913,988, $2,382,420 and $66,815 for Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD), respectively.

See accompanying notes to financial statements.

Nuveen Investments 87

Statement of
Cash Flows (continued)
Year Ended October 31, 2010

	Dividend	Dividend
	Advantage 2	Advantage 3
	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$37,813,723	$63,254,488
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(31,487,822)	(64,703,549)
Proceeds from sales and maturities of investments	40,774,558	67,723,269
Proceeds from (Purchases of) short-term investments, net	—	2,325,000
Amortization (Accretion) of premiums and discounts, net	(3,298,792)	(238,941)
(Increase) Decrease in receivable for dividends and interest	125,468	364,157
(Increase) Decrease in receivable for investments sold	(8,110,000)	818,675
(Increase) Decrease in other assets	(188,292)	(16,369)
Increase (Decrease) in payable for investments purchased	—	(11,359)
Increase (Decrease) in payable for Auction Rate Preferred share dividends	—	3,070
Increase (Decrease) in payable for interest	—	—
Increase (Decrease) in accrued management fees	22,387	37,305
Increase (Decrease) in accrued other liabilities	78,689	(15,507)
Net realized (gain) loss from investments	(1,450,091)	(786,636)
Change in net unrealized (appreciation) depreciation of investments	(6,351,263)	(20,450,314)
Taxes paid on undistributed capital gains	(3,975)	—
Net cash provided by (used in) operating activities	27,924,590	48,303,289
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	—
Cash distributions paid to Common shareholders	(28,241,618)	(40,629,011)
Increase (Decrease) in floating rate obligations	—	(7,500,000)
(Increase) Decrease in deferred offering costs	72,412	—
Increase (Decrease) in payable for offering costs	108,461	—
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	—
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	—	—
Net cash provided by (used in) financing activities	(28,060,745)	(48,129,011)
Net Increase (Decrease) in Cash	(136,155)	174,278
Cash at the beginning of year	279,403	2,693,790
Cash at the End of Year	$143,248	$2,868,068

Supplemental Disclosure of Cash Flow Information
	Dividend		Dividend
	Advantage 2		Advantage 3
	(NXZ	)	(NZF	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$913,613		$537,601

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $312,251 and $137,143 for Dividend Advantage 2 (NXZ)and Dividend Advantage 3 (NZF), respectively.

See accompanying notes to financial statements.

88 Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF) (collectively, the “Funds”). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange (“NYSE”) while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; debt securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments 89

Notes to
Financial Statements (continued)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, Market Opportunity (NMO) and Dividend Advantage (NAD) had outstanding when-issued/delayed delivery purchase commitments of $9,755,260 and $5,859,060, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date or when information is available. Interest income, which includes the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Number of shares:
Series M	3,507		1,628		—
Series T	3,506		1,628		—
Series W	3,505		—		3,159
Series TH	2,770		1,547		3,159
Series F	3,508		—		3,160
Total	16,796		4,803		9,478

90 Nuveen Investments

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
ARPS redeemed, at liquidation value	$59,100,000		$358,000,000		$380,000,000		$174,925,000		$222,000,000		$75,050,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in the demand letter alleging that Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3’s (NZF) Board of Trustees breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

MuniFund Term Preferred Shares
Dividend Advantage (NAD) has issued and outstanding $144,300,000, of 2.70%, Series 2015 MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem a portion of the Fund’s outstanding ARPS. The Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate of 2.70%, subject to adjustment in certain circumstances.

The Fund is obligated to redeem its MTP Shares on April 1, 2015, unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of April 1, 2011, the MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium until March 31, 2012, and at par thereafter. The MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MTP Shares trade on NYSE under the symbol “NAD Pr C.”

During the period from March 16, 2010 (issuance date of shares) through October 31, 2010, Dividend Advantage (NAD) had an average balance of $144,156,522 MTP Shares outstanding.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of the Fund’s MTP Share offering are recorded as reductions of offering costs recognized by the Fund. During the fiscal year ended October 31, 2010, there were no amounts earned by Dividend Advantage (NAD).

Variable Rate Demand Preferred Shares
The following funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) issued their VRDP Shares in a privately negotiated offering during March 2010, March 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Dividend Advantage 2 (NXZ) exchanged all of its 1,960 Series 1 VRDP Shares for 1,960 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares in Dividend Advantage 2 (NXZ) is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2010, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Series	1		1		2
Shares outstanding	2,968		3,509		1,960
Maturity	March 1, 2040		March 1, 2040		August 1, 2040

Nuveen Investments 91

Notes to
Financial Statements (continued)

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2010, were as follows:

	Municipal	*	Market	**	Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value outstanding	$296,800,000		$350,900,000		$196,000,000
Annualized dividend rate	0.43%		0.46%		0.37%

*	For the period March 18, 2010 (issuance date of shares) through October 31, 2010.
**	For the period March 31, 2010 (issuance date of shares) through October 31, 2010.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate

92 Nuveen Investments

certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts is as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Maximum exposure to Recourse Trusts	$18,750,000		$11,250,000		$7,500,000		$11,250,000		$11,250,000		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2010, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Average floating rate obligations outstanding	$42,682,589		$67,694,983		$47,616,274		$51,605,000		$26,661,650		$75,682,623
Average annual interest rate and fees	0.74%		0.66%		0.63%		0.54%		0.70%		0.71%

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the fiscal year ended October 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the

Nuveen Investments 93

Notes to
Financial Statements (continued)

security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) in connection with their offerings of VRDP Shares ($2,134,000, $4,214,000 and $2,270,000, respectively), were recorded as deferred charges and will be amortized over the 30-year life of the shares. Costs incurred by Dividend Advantage (NAD) in connection with its offering of MTP Shares ($2,559,500) were recorded as a deferred charge and will be amortized over the 5-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

Performance Plus (NPP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,360,959,631	$—	$1,360,959,631
Municipal Advantage (NMA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$984,641,702	$462,475	$985,104,177
Market Opportunity (NMO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$986,271,687	$—	$986,271,687
Dividend Advantage (NAD)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$868,588,804	$78,062	$868,666,866
Investment Companies	578,940	—	—	578,940
Total	$578,940	$868,588,804	$78,062	$869,245,806
Dividend Advantage 2 (NXZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$635,932,584	$2,333,250	$638,265,834

94 Nuveen Investments

Dividend Advantage 3 (NZF)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$881,822,959	$187,349	$882,010,308
Investment Companies	3,598,602	—	—	3,598,602
Total	$3,598,602	$881,822,959	$187,349	$885,608,910

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Municipal		Dividend		Dividend		Dividend
	Advantage		Advantage		Advantage 2		Advantage 3
	(NMA	)	(NAD	)	(NXZ	)	(NZF	)
	Level 3		Level 3		Level 3		Level 3
	Municipal Bonds		Municipal Bonds		Municipal Bonds		Municipal Bonds
Balance at the beginning of year Gains (losses):	$—		$—		$—		$—
Net realized gains (losses)	—		—		—		—
Net change in unrealized appreciation (depreciation)	—		—		—		—
Net purchases at cost (sales at proceeds)	—		—		—		—
Net discounts (premiums)	—		—		—		—
Net transfers in to (out of) at end of year fair value	462,475		78,062		2,333,250		187,349
Balance at the end of year	$462,475		$78,062		$2,333,250		$187,349

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

	Municipal		Dividend		Dividend		Dividend
	Advantage		Advantage		Advantage 2		Advantage 3
	(NMA	)	(NAD	)	(NXZ	)	(NZF	)
Level 3 net unrealized appreciation (depreciation)	$226,547		$827,940		$(3,137,502)		$(1,953,178)

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2010.

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Common shares issued to shareholders due to reinvestment of distributions	18,891	—	202,701	20,548	170,873	—

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Common shares issued to shareholders due to reinvestment of distributions	4,490	—	21,264	10,026	9,310	—

Nuveen Investments 95

Notes to
Financial Statements (continued)

Preferred Shares
Dividend Advantage 2 (NXZ) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Performance Plus (NPP)				Municipal Advantage (NMA)
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	165	$4,125,000	2,457	$61,425,000	406	$10,150,000
Series T	—	—	165	4,125,000	2,457	61,425,000	406	10,150,000
Series W	—	—	166	4,150,000	2,456	61,400,000	407	10,175,000
Series TH	—	—	130	3,250,000	1,901	47,525,000	313	7,825,000
Series F	—	—	164	4,100,000	2,457	61,425,000	406	10,150,000
Total	—	$—	790	$19,750,000	11,728	$293,200,000	1,938	$48,450,000

	Market Opportunity (NMO)				Dividend Advantage (NAD)
	Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	3,649	$91,225,000	158	$3,950,000	1,922	$48,050,000	68	$1,700,000
Series T	3,648	91,200,000	159	3,975,000	1,921	48,025,000	68	1,700,000
Series W	2,920	73,000,000	126	3,150,000	—	—	—	—
Series TH	—	—	—	—	1,826	45,650,000	64	1,600,000
Series F	3,650	91,250,000	157	3,925,000	—	—	—	—
Total	13,867	$346,675,000	600	$15,000,000	5,669	$141,725,000	200	$5,000,000

	Dividend Advantage 3 (NZF)
	Year		Year
	Ended		Ended
	10/31/10		10/31/09
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	—	$—	451	$11,275,000
Series TH	—	—	451	11,275,000
Series F	—	—	451	11,275,000
Total	—	$—	1,353	$33,825,000

Transactions in MTP Shares were as follows:
	Dividend Advantage (NAD)
	Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	14,430,000	$144,300,000	—	$—

96 Nuveen Investments

Transactions in VRDP Shares were as follows:

	Municipal Advantage (NMA)				Market Opportunity (NMO)
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	2,968	$296,800,000	—	$—	3,509	$350,900,000	—	$—

During the fiscal year ended October 31, 2010, Dividend Advantage 2 (NXZ) completed a private exchange offer in which all of its 1,960 Series 1 VRDP Shares were exchanged for 1,960 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2010, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$191,899,396		$150,166,786		$259,440,032		$69,300,881		$31,487,822		$64,703,549
Sales and maturities	195,736,124		152,362,425		305,137,227		72,921,700		40,774,558		67,723,269

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Cost of investments	$1,261,074,185		$894,532,530		$937,635,273		$796,078,808		$599,355,625		$806,701,028
Gross unrealized:
Appreciation	$89,627,720		$54,845,418		$51,110,820		$56,470,176		$37,482,778		$34,774,012
Depreciation	(32,061,721)		(31,967,071)		(46,005,334)		(34,907,674)		(25,240,265)		(24,215,586)
Net unrealized appreciation (depreciation) of investments	$57,565,999		$22,878,347		$5,105,486		$21,562,502		$12,242,513		$10,558,426

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ tax year end, as follows:

	Performance	Municipal		Market	Dividend		Dividend		Dividend
	Plus	Advantage		Opportunity	Advantage		Advantage 2		Advantage 3
	(NPP )	(NMA	)	(NMO )	(NAD	)	(NXZ	)	(NZF	)
Paid-in surplus	$(14,354)	$(44,077)		$(82,335)	$(319,910)		$(710,096)		$—
Undistributed (Over-distribution of) net investment income	(295,300)	40,235		(118,648)	318,426		635,555		(3,071)
Accumulated net realized gain (loss)	309,654	3,842		200,983	1,484		74,541		3,071

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ tax year end, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income *	$19,969,255		$11,572,786		$12,834,483		$11,751,685		$7,112,008		$13,088,050
Undistributed net ordinary income **	496,191		403,062		28,857		25,093		486		—
Undistributed net long-term capital gains	5,536,530		3,489,441		—		—		—		640,607

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments 97

Notes to
Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2010 and October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2010	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income ***	$56,430,144		$43,084,415		$45,084,665		$38,498,093		$28,872,454		$39,033,313
Distributions from net ordinary income **	23,738		63,961		—		—		409,165		830,966
Distributions from net long-term capital gains ****	863,865		3,011,399		—		—		—		1,901,758

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2009	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$50,061,453		$38,441,112		$39,112,569		$34,327,038		$27,368,520		$35,861,517
Distributions from net ordinary income **	60,857		126,563		—		—		—		312,544
Distributions from net long-term capital gains	—		—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2010, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

At October 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Market		Dividend		Dividend
	Opportunity		Advantage		Advantage 2
	(NMO	)	(NAD	)	(NXZ	)
Expiration:
October 31, 2011	$—		$3,513,691		$—
October 31, 2013	—		104,762		—
October 31, 2014	1,437,187		—		—
October 31, 2015	1,902,879		—		862,140
October 31, 2016	1,398,166		—		—
October 31, 2017	—		424,278		—
Total	$4,738,232		$4,042,731		$862,140

During tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows:

	Market		Dividend		Dividend
	Opportunity		Advantage		Advantage 2
	(NMO	)	(NAD	)	(NXZ	)
Utilized capital loss carryforwards	$6,894,937		$1,080,609		$1,524,632

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

98 Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Performance Plus (NPP)
Municipal Advantage (NMA)
Market Opportunity (NMO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Dividend Advantage (NAD)
Dividend Advantage 2 (NXZ)
Dividend Advantage 3 (NZF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of October 31, 2010, the complex-level fee rate was .1809%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments 99

Notes to
Financial Statements (continued)

For the first ten years of Dividend Advantage 2’s (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3’s (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

8. New Accounting Standards

Fair Value Measurements
On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Preferred Shares
Subsequent to the reporting period, Dividend Advantage (NAD) filed with the Securities and Exchange Commission (“SEC”) a registration statement seeking to register additional MTP Shares. This registration statement declared effective by the SEC, enables the Fund to issue to the public additional MTP Shares to refinance Dividend Advantage’s (NAD) remaining ARPS. The issuance of MTP Shares by Dividend Advantage (NAD) is subject to market conditions. There is no assurance that MTP Shares will be issued.

During December 2010, Dividend Advantage 3 (NZF) successfully completed the issuance of $65 million of 2.80%, Series 2016 MTP Shares. The newly-issued MTP Shares trade on the NYSE under the symbol “NZF Pr C.” Immediately following its MTP issuance, Dividend Advantage 3 (NZF) noticed for redemption at par $63.625 million of its outstanding ARPS using the MTP proceeds.

Other Matters
During November 2010, Municipal Advantage (NMA) received a demand letter alleging its Board of Directors breached their fiduciary duties related to the redemption at par of its ARPS. The demand letter has been filed on behalf of shareholders of Municipal Advantage (NMA), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director, and current and former officers of Municipal Advantage (NMA).

100 Nuveen Investments

Financial
Highlights

Nuveen Investments 101

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Performance Plus (NPP)
Year Ended 10/31:
2010	$14.52	$1.03	$.70	$(.03)	$—	*	$1.70	$(.92)	$(.01)	$(.93)	$—	$15.29	$15.00
2009	12.69	1.03	1.65	(.06)	—		2.62	(.79)	—	(.79)	—	14.52	13.48
2008	15.22	1.02	(2.56)	(.29)	—		(1.83)	(.70)	—	(.70)	—	12.69	11.50
2007	15.78	.99	(.47)	(.27)	(.01)		.24	(.75)	(.05)	(.80)	—	15.22	13.59
2006	15.51	1.00	.38	(.25)	—		1.13	(.84)	(.02)	(.86)	—	15.78	15.09

Municipal Advantage (NMA)
Year Ended 10/31:
2010	14.08	1.01	.76	(.01)	—	*	1.76	(.98)	(.07)	(1.05)	—	14.79	14.92
2009	12.12	1.10	1.76	(.06)	—		2.80	(.84)	—	(.84)	—	14.08	13.41
2008	15.20	1.08	(3.06)	(.30)	(.01)		(2.29)	(.77)	(.02)	(.79)	—	12.12	11.41
2007	15.88	1.07	(.63)	(.29)	—		.15	(.83)	—	(.83)	—	15.20	13.95
2006	15.70	1.08	.27	(.26)	—		1.09	(.90)	(.01)	(.91)	—	15.88	15.85

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Performance Plus (NPP)
Year Ended 10/31:
2010	$419,900	$25,000	$79,546	$—	$—	$—
2009	419,900	25,000	76,790	—	—	—
2008	439,650	25,000	68,244	—	—	—
2007	479,000	25,000	72,603	—	—	—
2006	479,000	25,000	74,333	—	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2010	—	—	—	296,800	100,000	316,430
2009	293,200	25,000	76,911	—	—	—
2008	341,650	25,000	63,314	—	—	—
2007	358,000	25,000	70,866	—	—	—
2006	358,000	25,000	72,743	—	—	—

102 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

18.65%	12.07%	$916,152	1.13%		1.10%	6.93%	14%
24.78	21.20	869,873	1.23		1.18	7.59	6
(10.71)	(12.49)	760,496	1.25		1.17	6.96	9
(4.97)	1.53	912,066	1.16		1.14	6.38	6
10.78	7.50	945,222	1.15		1.15	6.44	9

19.58	12.90	642,364	1.66		1.46	7.04	16
25.70	23.89	608,813	1.31		1.22	8.51	9
(13.16)	(15.65)	523,602	1.38		1.21	7.50	13
(7.08)	1.06	656,806	1.40		1.17	6.87	10
10.68	7.16	683,675	1.18		1.18	6.92	11

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 103

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Market Opportunity (NMO)
Year Ended 10/31:
2010	$13.59	$.99	$.56	$(.01)	$—		$1.54	$(.96)	$—	$(.96)	$—	$14.17	$14.55
2009	12.23	1.10	1.13	(.06)	—		2.17	(.81)	—	(.81)	—	13.59	13.32
2008	14.83	1.03	(2.59)	(.31)	—		(1.87)	(.73)	—	(.73)	—	12.23	11.52
2007	15.41	1.04	(.56)	(.30)	—		.18	(.76)	—	(.76)	—	14.83	13.53
2006	15.14	1.02	.34	(.26)	—		1.10	(.83)	—	(.83)	—	15.41	15.00
Dividend Advantage (NAD)
Year Ended 10/31:
2010	13.89	1.00	.72	(.02)	—		1.70	(.91)	—	(.91)	—	14.68	14.40
2009	11.77	1.07	1.93	(.05)	—		2.95	(.83)	—	(.83)	—	13.89	12.89
2008	14.90	1.05	(3.14)	(.27)	—		(2.36)	(.77)	—	(.77)	—	11.77	10.72
2007	15.54	1.04	(.60)	(.27)	—		.17	(.81)	—	(.81)	—	14.90	13.63
2006	15.28	1.04	.32	(.24)	—		1.12	(.86)	—	(.86)	—	15.54	15.30
	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period					Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period	Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Market Opportunity (NMO)
Year Ended 10/31:
2010	$—	$—	$—	$—	$—	$—	$—	$—	$—	$350,900	$100,000	$284,673
2009	346,675	25,000	69,661	—	—	—	—	—	—	—	—	—
2008	361,675	25,000	63,525	—	—	—	—	—	—	—	—	—
2007	380,000	25,000	69,446	—	—	—	—	—	—	—	—	—
2006	380,000	25,000	71,155	—	—	—	—	—	—	—	—	—

Dividend Advantage (NAD)
Year Ended 10/31:
2010	120,075	25,000	79,553	144,300	10.00	10.10	10.10^	31.82	3.18	—	—	—
2009	261,800	25,000	77,095	—	—	—	—	—	—	—	—	—
2008	266,800	25,000	68,343	—	—	—	—	—	—	—	—	—
2007	295,000	25,000	74,618	—	—	—	—	—	—	—	—	—
2006	295,000	25,000	76,722	—	—	—	—	—	—	—	—	—

104 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

17.03%	11.71%	$648,017	1.70%		1.50%	7.17%	N/A		N/A	N/A	26%
23.67	18.30	619,319	1.32		1.25	8.58	N/A		N/A	N/A	10
(9.87)	(13.07)	557,346	1.36		1.23	7.33	N/A		N/A	N/A	8
(5.00)	1.20	675,577	1.38		1.19	6.87	N/A		N/A	N/A	5
11.92	7.49	701,559	1.19		1.19	6.73	N/A		N/A	N/A	14

19.17	12.60	576,895	1.61		1.13	6.99	1.61%		1.13%	6.99%	8
28.86	25.78	545,534	1.26		1.17	8.38	1.21		1.12	8.43	9
(16.46)	(16.42)	462,554	1.36		1.15	7.33	1.22		1.02	7.46	11
(5.96)	1.10	585,496	1.24		1.13	6.60	1.03		.92	6.81	11
11.19	7.59	610,316	1.12		1.12	6.54	.85		.85	6.81	8

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares, MuniFund Term Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing Dividend Advantage (NAD) for any fees and expenses. (e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders, Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Polices, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

^	For the period March 16, 2010 (issuance date of shares) through October 31, 2010.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 105

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2010	$14.45	$1.02	$.26	$—	$—		$1.28	$(.97)	$—	$(.97)	$—	$14.76	$14.67
2009	12.71	1.04	1.59	—	—		2.63	(.89)	—	(.89)	—	14.45	14.14
2008	15.55	1.05	(2.81)	(.20)	—		(1.96)	(.88)	—	(.88)	—	12.71	12.35
2007	16.02	1.13	(.43)	(.27)	—		.43	(.90)	—	(.90)	—	15.55	15.48
2006	15.80	1.12	.32	(.24)	—		1.20	(.98)	—	(.98)	—	16.02	16.50

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2010	14.19	1.06	.52	(.02)	—	*	1.56	(.95)	(.06)	(1.01)	—	14.74	14.58
2009	12.10	1.08	1.91	(.05)	—		2.94	(.85)	—	(.85)	—	14.19	13.38
2008	15.03	1.06	(2.95)	(.27)	—		(2.16)	(.77)	—	(.77)	—	12.10	10.72
2007	15.54	1.07	(.44)	(.27)	(.01)		.35	(.84)	(.02)	(.86)	—	15.03	13.85
2006	15.32	1.07	.29	(.24)	—		1.12	(.90)	—	(.90)	—	15.54	15.88

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2010	$—	$—	$—	$196,000	$100,000	$321,819
2009	—	—	—	196,000	100,000	316,966
2008	—	—	—	196,000	100,000	290,785
2007	222,000	25,000	76,463	—	—	—
2006	222,000	25,000	77,949	—	—	—

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2010	236,950	25,000	87,821	—	—	—
2009	236,950	25,000	85,465	—	—	—
2008	270,775	25,000	70,108	—	—	—
2007	312,000	25,000	73,630	—	—	—
2006	312,000	25,000	75,227	—	—	—

106 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

10.89%	9.12%	$434,764	1.79%		1.57%	6.85%	1.68%		1.47%	6.95%	5%
22.63	21.41	425,253	1.91		1.47	7.59	1.73		1.29	7.77	2
(15.21)	(13.23)	373,940	1.71		1.22	6.82	1.45		.96	7.08	10
(.78)	2.76	456,992	1.25		1.11	6.83	.93		.79	7.16	5
11.95	7.86	470,189	1.11		1.11	6.70	.72		.72	7.09	5

17.04	11.41	595,413	1.17		1.08	7.21	1.02		.93	7.36	7
33.89	25.08	573,088	1.26		1.15	7.98	1.04		.92	8.20	2
(17.85)	(14.99)	488,561	1.34		1.15	7.08	1.04		.85	7.37	7
(7.72)	2.31	606,908	1.32		1.13	6.65	.94		.76	7.02	14
16.90	7.57	626,836	1.13		1.13	6.51	.68		.68	6.96	9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 107

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
.
	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	206

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606 (2)	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

108 Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	206

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

Nuveen Investments 109

Board Members & Officers (Unaudited)(continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999),; Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993- 2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	206

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000- 2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	206

110 Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

(1)	For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 111

Annual Investment Management Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Directors or Trustees (as the case may be) (each, a “Board” and each Director or Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead

112 Nuveen Investments

based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other

Nuveen Investments 113

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ended December 31, 2009 and for the same periods ended March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ended December 31, 2009 and for the same periods ended March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the performance of the Nuveen Dividend Advantage Municipal Fund and the Nuveen Municipal Advantage Fund, Inc. (the “Municipal Advantage Fund”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods. Further, they noted that although the Nuveen Dividend Advantage Municipal Fund 2, the Nuveen Dividend Advantage Municipal Fund 3 and the Nuveen Performance Plus Municipal Fund, Inc. (the “Performance Plus Municipal Fund”) lagged their peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three-and five-year periods. In addition, the Independent Board Members noted that although the Nuveen Municipal Market Opportunity Fund, Inc. (the “Municipal Market Opportunity Fund”) lagged its peers over various periods, it outperformed its benchmark in the one-year period.

C. Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and

114 Nuveen Investments

use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members recognized that the Municipal Advantage Fund, the Municipal Market Opportunity Fund and the Performance Plus Municipal Fund each had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average. Each other Fund had management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis

Nuveen Investments 115

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability, which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets

116 Nuveen Investments

increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.   Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 117

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

118 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 119

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

120 Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 121

Notes

122 Nuveen Investments

Notes

Nuveen Investments 123

Notes

124 Nuveen Investments

Other Useful Information

Board of Directors/Trustees John P. Amboian Robert P. Bremner Jack B. Evans William C. Hunter David J. Kundert William J. Schneider Judith M. Stockdale Carole E. Stone Terence J. Toth

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606

Custodian State Street Bank & Trust Company Boston, MA

Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Legal Counsel Chapman and Cutler LLP Chicago, IL

Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NPP	—	—
NMA	—	11,728
NMO	—	13,867
NAD	—	5,669
NXZ	—	—
NZF	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 125

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN B-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2010	$34,459	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009	$33,287	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2010	$ 850	$ 0	$ 0	$ 850
October 31, 2009	$ 850	$ 0	$ 0	$ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities.  The registrant also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The registrant has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to that fund.  In the event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management (as defined below) has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted.  It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes.  In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper.  Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote.  Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest.  By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized.  To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote.  If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy; (3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem.  In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the registrant’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the registrant nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant’s Board on any such control activities on a quarterly basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
THOMAS SPALDING	Nuveen Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Thomas Spalding	Registered Investment Company	20	$ 9.58 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$17.6 million
*	Assets are as of December 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of October 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,510 securities with an aggregate current market value of $1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of December 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Dividend Advantage Municipal Fund	$0	$100,001 to 500,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 21 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2011